UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04015

Eaton Vance Mutual Funds Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2022

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Stock Fund
Annual Report
December 31, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2022
Eaton Vance
Stock Fund

Eaton Vance
Stock Fund
December 31, 2022
Management’s Discussion of Fund Performance†

Economic and Market Conditions
During the 12-month period starting January 1, 2022, the U.S. equity market was dominated by the ongoing effects of one black swan event -- the COVID-19 pandemic -- and fallout from another -- Russia’s invasion of Ukraine.
As the new year began, investors became increasingly concerned about the twin threats of inflation and interest rate hikes. As a result, stock performance turned negative -- a sharp about-face from the all-time highs many U.S. equity indexes had posted in late 2021.
In February, Russia’s invasion of Ukraine sent shock waves through U.S. and global markets, exacerbating inflationary pressures on energy and food costs. The U.S. Federal Reserve (the Fed) -- along with other central banks around the world -- initiated its first interest rate hikes in years.
Investors began to expect the Fed would raise interest rates at every policy meeting in 2022 and, in turn, worried that aggressive rate hikes could tip the economy into recession. At its June, July, September, and November 2022 policy meetings, the Fed hiked the federal funds rate 0.75% each time -- its first moves of that magnitude since 1994. Higher interest rates, inflation, and recessionary worries drove stock prices down, with rate-sensitive technology stocks -- star performers earlier in the pandemic -- suffering some of the worst declines.
In October and November 2022, however, U.S. stocks delivered positive performance for the first time in months. The rally was driven by a combination of better-than-expected company earnings, declining inflation, and hope that the Fed would temper the size of future rate hikes.
But while the Fed indeed delivered a smaller 0.50% rate hike in December, it raised its expectation of how high rates might go in 2023. As investors digested the news that rates could stay higher for longer than previously expected, equity prices declined in the final month of 2022.
For the period as a whole, the blue-chip Dow Jones Industrial Average® returned -6.86%; the S&P 500® Index, a broad measure of U.S. stocks, returned -18.11%; and the technology-laden Nasdaq Composite Index returned -32.54%.
Fund Performance
For the 12-month period ended December 31, 2022, Eaton Vance Stock Fund (the Fund) returned -16.78% for Class A shares at net asset value (NAV), outperforming its benchmark, the S&P 500® Index (the Index), which returned -18.11%.
On an individual stock basis, the largest contributors to Fund performance versus the Index during the period were overweight positions in ConocoPhillips Co. (ConocoPhillips) and AbbVie, Inc. (AbbVie), and underweight positions in Tesla, Inc. (Tesla) and Meta Platforms, Inc. (Meta).
Energy exploration and production firm ConocoPhillips benefited from a strong balance sheet, reliable operations, and rising oil prices that led to increased profits, which boosted the company’s stock price during the period.
AbbVie’s share price increased as investors looked favorably upon the biopharmaceutical firm’s acquisition of Allergan in 2020, and an increase in its stock dividend during the period.
Underweighting Tesla helped returns relative to the Index as the electric car maker’s stock price sank during the period. Lower consumer demand for automobiles, price cuts in response to increased competition, and the exceedingly high valuation the stock had reached previously all weighed on Tesla’s share price. Investors were also concerned that Tesla chief executive officer Elon Musk’s attention was being diverted by his purchase of social media firm Twitter. By period-end, Tesla was sold from the Fund.
An underweight position in Facebook parent company Meta contributed to performance relative to the Index as its stock price fell during the period. Meta’s share price was weighed down by investor concerns about softening user engagement with Facebook and the 2021 announcement of a shift in Meta’s direction toward a virtual-reality “metaverse,” which will require significant capital investment. By period-end, Meta was sold from the Fund.
On a sector basis, stock selections in the information technology and communication services sectors; stock selections and an overweight position in the health care sector; and stock selections and an underweight position in the consumer discretionary sector contributed to Fund performance versus the Index during the period.
In contrast, the largest individual stock detractors from Fund performance relative to the Index were not owning Index components and major oil and gas producers Exxon Mobil Corp. and Chevron Corp. Higher oil and gas prices led to increased profits that boosted both companies’ stock prices during the period.
On a sector basis, stock selections and an underweight position in the energy sector -- the best-performing sector within the Index during the period -- and stock selections in the financials and industrials sectors detracted from Fund performance versus the Index during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
2

Eaton Vance
Stock Fund
December 31, 2022
Performance

Portfolio Manager(s) Charles B. Gaffney
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	11/01/2001	11/01/2001	(16.78)%	8.94%	11.81%
Class A with 5.25% Maximum Sales Charge	—	—	(21.16)	7.77	11.21
Class C at NAV	10/01/2009	11/01/2001	(17.46)	8.12	11.14
Class C with 1% Maximum Deferred Sales Charge	—	—	(18.18)	8.12	11.14
Class I at NAV	09/03/2008	11/01/2001	(16.62)	9.21	12.08

S&P 500® Index	—	—	(18.11)%	9.42%	12.56%
% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I
Gross	1.05%	1.80%	0.80%
Net	0.98	1.73	0.73
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	12/31/2012	$28,762	N.A.
Class I, at minimum investment	$1,000,000	12/31/2012	$3,130,368	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
3

Eaton Vance
Stock Fund
December 31, 2022
Fund Profile

Sector Allocation (% of net assets)[1]
Top 10 Holdings (% of net assets)[1]
Microsoft Corp.	7.0%
Apple, Inc.	5.4
Alphabet, Inc., Class C	3.5
PepsiCo, Inc.	3.0
Coca-Cola Co. (The)	3.0
AbbVie, Inc.	2.8
Visa, Inc., Class A	2.8
Amazon.com, Inc.	2.7
Allstate Corp. (The)	2.3
Danaher Corp.	2.2
Total	34.7%

Footnotes:
Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.
[1]	Excludes cash and cash equivalents.
4

Eaton Vance
Stock Fund
December 31, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/23. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund.

5

Eaton Vance
Stock Fund
December 31, 2022
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period* (7/1/22 – 12/31/22)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,025.70	$5.00**	0.98%
Class C	$1,000.00	$1,021.50	$8.81**	1.73%
Class I	$1,000.00	$1,026.40	$3.73**	0.73%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.27	$4.99**	0.98%
Class C	$1,000.00	$1,016.48	$8.79**	1.73%
Class I	$1,000.00	$1,021.53	$3.72**	0.73%
*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2022. The Example reflects the expenses of both the Fund and the Portfolio.
**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.
6

Eaton Vance
Stock Fund
December 31, 2022
Statement of Assets and Liabilities

December 31, 2022
Assets
Investment in Stock Portfolio, at value (identified cost $44,486,521)	$ 74,401,182
Receivable for Fund shares sold	140,864
Receivable from affiliate	11,028
Total assets	$74,553,074
Liabilities
Payable for Fund shares redeemed	$ 406,344
Payable to affiliates:
Distribution and service fees	15,074
Trustees' fees	125
Accrued expenses	60,877
Total liabilities	$ 482,420
Net Assets	$74,070,654
Sources of Net Assets
Paid-in capital	$ 50,540,718
Distributable earnings	23,529,936
Net Assets	$74,070,654
Class A Shares
Net Assets	$ 46,463,986
Shares Outstanding	2,652,826
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 17.51
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$ 18.48
Class C Shares
Net Assets	$ 5,579,395
Shares Outstanding	332,232
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 16.79
Class I Shares
Net Assets	$ 22,027,273
Shares Outstanding	1,256,935
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 17.52
On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
7
See Notes to Financial Statements.

Eaton Vance
Stock Fund
December 31, 2022
Statement of Operations

Year Ended
December 31, 2022
Investment Income
Dividend income allocated from Portfolio (net of foreign taxes withheld of $1,382)	$ 1,224,038
Expenses allocated from Portfolio	(534,984)
Total investment income from Portfolio	$ 689,054
Expenses
Distribution and service fees:
Class A	$ 128,272
Class C	61,555
Trustees’ fees and expenses	500
Custodian fee	18,005
Transfer and dividend disbursing agent fees	58,738
Legal and accounting services	35,549
Printing and postage	9,057
Registration fees	53,144
Miscellaneous	11,147
Total expenses	$ 375,967
Deduct:
Waiver and/or reimbursement of expenses by affiliate	$ 110,845
Total expense reductions	$ 110,845
Net expenses	$ 265,122
Net investment income	$ 423,932
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss):
Investment transactions	$ 4,149,778
Foreign currency transactions	(155)
Net realized gain	$ 4,149,623
Change in unrealized appreciation (depreciation):
Investments	$ (21,218,330)
Foreign currency	(747)
Net change in unrealized appreciation (depreciation)	$(21,219,077)
Net realized and unrealized loss	$(17,069,454)
Net decrease in net assets from operations	$(16,645,522)
8
See Notes to Financial Statements.

Eaton Vance
Stock Fund
December 31, 2022
Statements of Changes in Net Assets

	Year Ended December 31,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 423,932	$ 270,534
Net realized gain	4,149,623	16,202,784 (1)
Net change in unrealized appreciation (depreciation)	(21,219,077)	6,247,426
Net increase (decrease) in net assets from operations	$ (16,645,522)	$ 22,720,744
Distributions to shareholders:
Class A	$ (6,076,816)	$ (6,966,059)
Class C	(696,918)	(798,464)
Class I	(2,898,052)	(4,902,730)
Total distributions to shareholders	$ (9,671,786)	$ (12,667,253)
Transactions in shares of beneficial interest:
Class A	$ 1,339,943	$ (4,464,898)
Class C	138,239	79,125
Class I	(2,388,215)	(12,213,338)
Net decrease in net assets from Fund share transactions	$ (910,033)	$ (16,599,111)
Other capital:
Portfolio transaction fee contributed to Portfolio	$ (95,021)	$ (68,869)
Portfolio transaction fee allocated from Portfolio	112,799	75,872
Net increase in net assets from other capital	$ 17,778	$ 7,003
Net decrease in net assets	$ (27,209,563)	$ (6,538,617)
Net Assets
At beginning of year	$101,280,217	$ 107,818,834
At end of year	$ 74,070,654	$101,280,217
(1)	Includes $394,517 of net realized gains from redemptions in-kind.
9
See Notes to Financial Statements.

Eaton Vance
Stock Fund
December 31, 2022
Financial Highlights

	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 24.120	$ 22.120	$ 19.110	$ 14.720	$ 17.490
Income (Loss) From Operations
Net investment income(1)	$ 0.102	$ 0.049	$ 0.097	$ 0.114	$ 0.144
Net realized and unrealized gain (loss)	(4.175)	4.959	3.346	5.023	(1.133)
Total income (loss) from operations	$ (4.073)	$ 5.008	$ 3.443	$ 5.137	$ (0.989)
Less Distributions
From net investment income	$ (0.118)	$ (0.097)	$ (0.041)	$ (0.096)	$ (0.145)
From net realized gain	(2.423)	(2.913)	(0.392)	(0.653)	(1.637)
Total distributions	$ (2.541)	$ (3.010)	$ (0.433)	$ (0.749)	$ (1.782)
Portfolio transaction fee, net(1)	$ 0.004	$ 0.002	$ (0.000)(2)	$ 0.002	$ 0.001
Net asset value — End of year	$17.510	$24.120	$22.120	$19.110	$14.720
Total Return(3)(4)	(16.78)%	22.78%	18.22%	35.01%	(5.89)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 46,464	$ 61,304	$ 60,148	$ 53,153	$ 42,087
Ratios (as a percentage of average daily net assets):(5)
Expenses (3)	0.98% (6)	0.98%	0.98%	0.98%	0.98%
Net investment income	0.49%	0.20%	0.51%	0.65%	0.80%
Portfolio Turnover of the Portfolio	52%	44%	70%	55%	90%
(1)	Computed using average shares outstanding.
(2)	Amount is less than $(0.0005).
(3)	The administrator reimbursed certain operating expenses (equal to 0.13%, 0.07%, 0.10%, 0.12% and 0.12% of average daily net assets for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(5)	Includes the Fund's share of the Portfolio's allocated expenses.
(6)	Includes a reduction by the investment adviser of a portion of the Portfolio's adviser fee due to the Portfolio's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended December 31, 2022).
10
See Notes to Financial Statements.

Eaton Vance
Stock Fund
December 31, 2022
Financial Highlights — continued

	Class C
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 23.230	$ 21.400	$ 18.610	$ 14.380	$ 17.100
Income (Loss) From Operations
Net investment income (loss)(1)	$ (0.054)	$ (0.130)	$ (0.040)	$ (0.018)	$ 0.008
Net realized and unrealized gain (loss)	(4.014)	4.784	3.235	4.899	(1.096)
Total income (loss) from operations	$ (4.068)	$ 4.654	$ 3.195	$ 4.881	$ (1.088)
Less Distributions
From net investment income	$ —	$ —	$ (0.013)	$ —	$ (0.010)
From net realized gain	(2.376)	(2.826)	(0.392)	(0.653)	(1.623)
Total distributions	$ (2.376)	$ (2.826)	$ (0.405)	$ (0.653)	$ (1.633)
Portfolio transaction fee, net(1)	$ 0.004	$ 0.002	$ (0.000)(2)	$ 0.002	$ 0.001
Net asset value — End of year	$16.790	$23.230	$21.400	$18.610	$14.380
Total Return(3)(4)	(17.46)%	21.88%	17.36%	34.04%	(6.60)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 5,579	$ 7,418	$ 6,728	$ 11,418	$ 11,627
Ratios (as a percentage of average daily net assets):(5)
Expenses (3)	1.73% (6)	1.73%	1.73%	1.73%	1.73%
Net investment income (loss)	(0.27)%	(0.55)%	(0.22)%	(0.11)%	0.05%
Portfolio Turnover of the Portfolio	52%	44%	70%	55%	90%
(1)	Computed using average shares outstanding.
(2)	Amount is less than $(0.0005).
(3)	The administrator reimbursed certain operating expenses (equal to 0.13%, 0.07%, 0.10%, 0.12% and 0.12% of average daily net assets for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(5)	Includes the Fund's share of the Portfolio's allocated expenses.
(6)	Includes a reduction by the investment adviser of a portion of the Portfolio's adviser fee due to the Portfolio's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended December 31, 2022).
11
See Notes to Financial Statements.

Eaton Vance
Stock Fund
December 31, 2022
Financial Highlights — continued

	Class I
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 24.140	$ 22.130	$ 19.110	$ 14.720	$ 17.490
Income (Loss) From Operations
Net investment income(1)	$ 0.154	$ 0.110	$ 0.146	$ 0.158	$ 0.190
Net realized and unrealized gain (loss)	(4.181)	4.974	3.354	5.023	(1.132)
Total income (loss) from operations	$ (4.027)	$ 5.084	$ 3.500	$ 5.181	$ (0.942)
Less Distributions
From net investment income	$ (0.174)	$ (0.163)	$ (0.088)	$ (0.140)	$ (0.192)
From net realized gain	(2.423)	(2.913)	(0.392)	(0.653)	(1.637)
Total distributions	$ (2.597)	$ (3.076)	$ (0.480)	$ (0.793)	$ (1.829)
Portfolio transaction fee, net(1)	$ 0.004	$ 0.002	$ (0.000)(2)	$ 0.002	$ 0.001
Net asset value — End of year	$17.520	$24.140	$22.130	$19.110	$14.720
Total Return(3)(4)	(16.62)%	23.12%	18.52%	35.32%	(5.63)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 22,027	$ 32,558	$ 40,943	$ 37,375	$ 29,455
Ratios (as a percentage of average daily net assets):(5)
Expenses (4)	0.73% (6)	0.73%	0.73%	0.73%	0.73%
Net investment income	0.73%	0.45%	0.76%	0.89%	1.06%
Portfolio Turnover of the Portfolio	52%	44%	70%	55%	90%
(1)	Computed using average shares outstanding.
(2)	Amount is less than $(0.0005).
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	The administrator reimbursed certain operating expenses (equal to 0.13%, 0.07%, 0.10%, 0.12% and 0.12% of average daily net assets for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.
(5)	Includes the Fund's share of the Portfolio's allocated expenses.
(6)	Includes a reduction by the investment adviser of a portion of the Portfolio's adviser fee due to the Portfolio's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended December 31, 2022).
12
See Notes to Financial Statements.

Eaton Vance
Stock Fund
December 31, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Stock Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Stock Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (13.5% at December 31, 2022). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.
B  Income—The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.
C  Federal Taxes—The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of December 31, 2022, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
D  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
E  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
F  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Other—Investment transactions are accounted for on a trade date basis.
13

Eaton Vance
Stock Fund
December 31, 2022
Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information
It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended December 31, 2022 and December 31, 2021 was as follows:
	Year Ended December 31,
	2022	2021
Ordinary income	$ 652,176	$ 1,515,122
Long-term capital gains	$9,019,610	$11,152,131
During the year ended December 31, 2022, distributable earnings was decreased by $549,644 and paid-in capital was increased by $549,644 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of December 31, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Net unrealized appreciation	$ 23,529,936
Distributable earnings	$23,529,936
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment adviser fee is computed at an annual rate as a percentage of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.600%
$500 million but less than $1 billion	0.575%
$1 billion but less than $2.5 billion	0.550%
$2.5 billion but less than $5 billion	0.530%
$5 billion and over	0.515%
For the year ended December 31, 2022, the Fund incurred no investment adviser fee on such assets. To the extent that the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation.
EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.98%, 1.73% and 0.73% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after April 30, 2023. Pursuant to this agreement, EVM was allocated $110,845 of the Fund’s operating expenses for the year ended December 31, 2022.
14

Eaton Vance
Stock Fund
December 31, 2022
Notes to Financial Statements — continued

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2022, EVM earned $13,095 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $1,313 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2022. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).
Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.
4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2022 amounted to $128,272 for Class A shares.
The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2022, the Fund paid or accrued to EVD $46,166 for Class C shares.
Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2022 amounted to $15,389 for Class C shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 12 months (18 months prior to April 29, 2022) of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended December 31, 2022, the Fund was informed that EVD received approximately $300 and $100 of CDSCs paid by Class A and Class C shareholders, respectively.
6  Investment Transactions
For the year ended December 31, 2022, increases and decreases in the Fund's investment in the Portfolio aggregated $3,132,071 and $23,676,552, respectively. In addition, a Portfolio transaction fee was imposed by the Portfolio on the combined daily inflows or outflows of the Fund and the Portfolio’s other investors as more fully described at Note 1H of the Portfolio’s financial statements included herein. Such fee was allocated to the Fund based on its pro-rata interest in the Portfolio. The amount of the Portfolio transaction fee imposed on the Fund, if any, and the allocation of such fee are presented as Other capital on the Statements of Changes in Net Assets. Effective after the close of business on December 23, 2022, the Portfolio transaction fee was discontinued.
15

Eaton Vance
Stock Fund
December 31, 2022
Notes to Financial Statements — continued

7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:
	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Class A
Sales	148,144	$ 3,098,707	100,996	$ 2,411,250
Issued to shareholders electing to receive payments of distributions in Fund shares	338,719	5,907,268	283,050	6,762,071
Redemptions	(375,257)	(7,666,032)	(561,982)	(13,638,219)
Net increase (decrease)	111,606	$ 1,339,943	(177,936)	$ (4,464,898)
Class C
Sales	54,832	$ 1,143,010	33,931	$ 778,431
Issued to shareholders electing to receive payments of distributions in Fund shares	41,657	696,918	34,686	798,464
Redemptions	(83,602)	(1,701,689)	(63,677)	(1,497,770)
Net increase	12,887	$ 138,239	4,940	$ 79,125
Class I
Sales	87,274	$ 1,843,491	177,151	$ 4,307,668
Issued to shareholders electing to receive payments of distributions in Fund shares	166,077	2,898,052	205,049	4,902,730
Redemptions	(344,905)	(7,129,758)	(883,434)	(21,423,736)
Net decrease	(91,554)	$(2,388,215)	(501,234)	$(12,213,338)
16

Eaton Vance
Stock Fund
December 31, 2022
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Stock Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Stock Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 24, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
17

Eaton Vance
Stock Fund
December 31, 2022
Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2023 showed the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, 163(j) interest dividends and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended December 31, 2022, the Fund designates approximately $1,120,117, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2022 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.
163(j) Interest Dividends. For the fiscal year ended December 31, 2022, the Fund designates 0.44% of distributions from net investment income as a 163(j) interest dividend.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2022, $4,073,274 or, if subsequently determined to be different, the net capital gain of such year.
18

Stock Portfolio
December 31, 2022
Portfolio of Investments

Common Stocks — 99.7%
Security	Shares	Value
Auto Components — 0.8%
Aptiv PLC(1)	48,156	$ 4,484,768
		$ 4,484,768
Banks — 2.8%
PNC Financial Services Group, Inc. (The)	43,770	$ 6,913,034
Wells Fargo & Co.	201,910	8,336,864
		$ 15,249,898
Beverages — 6.0%
Coca-Cola Co. (The)	257,046	$ 16,350,696
PepsiCo, Inc.	93,400	16,873,644
		$ 33,224,340
Biotechnology — 2.8%
AbbVie, Inc.	96,116	$ 15,533,307
		$ 15,533,307
Capital Markets — 5.6%
Intercontinental Exchange, Inc.	109,304	$ 11,213,497
S&P Global, Inc.	22,736	7,615,196
Stifel Financial Corp.	98,400	5,743,608
Tradeweb Markets, Inc., Class A	95,929	6,228,670
		$ 30,800,971
Chemicals — 2.6%
FMC Corp.	57,700	$ 7,200,960
Linde PLC	21,000	6,849,780
		$ 14,050,740
Commercial Services & Supplies — 1.3%
Waste Management, Inc.	45,278	$ 7,103,213
		$ 7,103,213
Electric Utilities — 3.0%
Constellation Energy Corp.	81,700	$ 7,043,357
NextEra Energy, Inc.	112,640	9,416,704
		$ 16,460,061
Electrical Equipment — 1.6%
AMETEK, Inc.	64,156	$ 8,963,876
		$ 8,963,876
Security	Shares	Value
Electronic Equipment, Instruments & Components — 1.4%
TE Connectivity, Ltd.	67,000	$ 7,691,600
		$ 7,691,600
Entertainment — 2.0%
Electronic Arts, Inc.	90,800	$ 11,093,944
		$ 11,093,944
Equity Real Estate Investment Trusts (REITs) — 1.1%
Lamar Advertising Co., Class A	61,690	$ 5,823,536
		$ 5,823,536
Food & Staples Retailing — 1.9%
Walmart, Inc.	74,000	$ 10,492,460
		$ 10,492,460
Health Care Equipment & Supplies — 4.2%
Boston Scientific Corp.(1)	210,736	$ 9,750,755
Intuitive Surgical, Inc.(1)	27,100	7,190,985
Stryker Corp.	25,000	6,112,250
		$ 23,053,990
Health Care Providers & Services — 1.8%
Elevance Health, Inc.	19,724	$ 10,117,820
		$ 10,117,820
Hotels, Restaurants & Leisure — 1.6%
Domino's Pizza, Inc.	15,400	$ 5,334,560
Marriott International, Inc., Class A	22,628	3,369,083
		$ 8,703,643
Insurance — 3.3%
Allstate Corp. (The)	91,200	$ 12,366,720
W.R. Berkley Corp.	78,600	5,704,002
		$ 18,070,722
Interactive Media & Services — 3.5%
Alphabet, Inc., Class C(1)	214,380	$ 19,021,938
		$ 19,021,938
Internet & Direct Marketing Retail — 2.7%
Amazon.com, Inc.(1)	179,820	$ 15,104,880
		$ 15,104,880
IT Services — 4.7%
Automatic Data Processing, Inc.	43,996	$ 10,508,884

19
See Notes to Financial Statements.

Stock Portfolio
December 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
IT Services (continued)
Visa, Inc., Class A	73,330	$ 15,235,041
		$ 25,743,925
Life Sciences Tools & Services — 4.0%
Danaher Corp.	45,392	$ 12,047,945
Thermo Fisher Scientific, Inc.	18,034	9,931,143
		$ 21,979,088
Machinery — 1.3%
Westinghouse Air Brake Technologies Corp.	69,700	$ 6,956,757
		$ 6,956,757
Media — 1.2%
Comcast Corp., Class A	185,300	$ 6,479,941
		$ 6,479,941
Multi-Utilities — 1.3%
Sempra Energy	46,800	$ 7,232,472
		$ 7,232,472
Oil, Gas & Consumable Fuels — 1.7%
ConocoPhillips	80,956	$ 9,552,808
		$ 9,552,808
Pharmaceuticals — 3.2%
Bristol-Myers Squibb Co.	105,300	$ 7,576,335
Eli Lilly & Co.	27,400	10,024,016
		$ 17,600,351
Professional Services — 2.4%
Booz Allen Hamilton Holding Corp.	56,190	$ 5,872,979
TransUnion	128,200	7,275,350
		$ 13,148,329
Real Estate Management & Development — 1.5%
FirstService Corp.	66,000	$ 8,088,300
		$ 8,088,300
Road & Rail — 1.7%
Union Pacific Corp.	46,324	$ 9,592,311
		$ 9,592,311
Semiconductors & Semiconductor Equipment — 4.9%
Analog Devices, Inc.	66,786	$ 10,954,908
Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Lam Research Corp.	16,000	$ 6,724,800
Texas Instruments, Inc.	55,047	9,094,865
		$ 26,774,573
Software — 11.2%
Black Knight, Inc.(1)	89,100	$ 5,501,925
Fair Isaac Corp.(1)	8,100	4,848,498
Intuit, Inc.	18,354	7,143,744
Microsoft Corp.	159,398	38,226,828
VMware, Inc., Class A(1)	46,500	5,708,340
		$ 61,429,335
Specialty Retail — 2.6%
Home Depot, Inc. (The)	17,700	$ 5,590,722
TJX Cos., Inc. (The)	109,234	8,695,026
		$ 14,285,748
Technology Hardware, Storage & Peripherals — 5.4%
Apple, Inc.	230,384	$ 29,933,793
		$ 29,933,793
Textiles, Apparel & Luxury Goods — 1.1%
NIKE, Inc., Class B	51,400	$ 6,014,314
		$ 6,014,314
Wireless Telecommunication Services — 1.5%
T-Mobile US, Inc.(1)	59,308	$ 8,303,120
		$ 8,303,120
Total Common Stocks (identified cost $396,061,663)		$548,160,872

Short-Term Investments — 0.0%(2)
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.11%(3)	4,125	$ 4,125
Total Short-Term Investments (identified cost $4,125)		$ 4,125
Total Investments — 99.7% (identified cost $396,065,788)		$548,164,997
Other Assets, Less Liabilities — 0.3%		$ 1,871,448
Net Assets — 100.0%		$550,036,445

20
See Notes to Financial Statements.

Stock Portfolio
December 31, 2022
Portfolio of Investments — continued

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Non-income producing security.
(2)	Amount is less than 0.05%.
(3)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of December 31, 2022.
21
See Notes to Financial Statements.

Stock Portfolio
December 31, 2022
Statement of Assets and Liabilities

December 31, 2022
Assets
Unaffiliated investments, at value (identified cost $396,061,663)	$ 548,160,872
Affiliated investment, at value (identified cost $4,125)	4,125
Dividends receivable	504,625
Dividends receivable from affiliated investment	4,559
Receivable for investments sold	1,808,632
Tax reclaims receivable	92,357
Total assets	$550,575,170
Liabilities
Demand note payable	$ 100,000
Payable to affiliates:
Investment adviser fee	288,123
Trustees' fees	11,385
Accrued expenses	139,217
Total liabilities	$ 538,725
Net Assets applicable to investors' interest in Portfolio	$550,036,445
22
See Notes to Financial Statements.

Stock Portfolio
December 31, 2022
Statement of Operations

Year Ended
December 31, 2022
Investment Income
Dividend income (net of foreign taxes withheld of $10,985)	$ 9,389,595
Dividend income from affiliated investments	33,517
Total investment income	$ 9,423,112
Expenses
Investment adviser fee	$ 3,854,942
Trustees’ fees and expenses	44,226
Custodian fee	159,800
Legal and accounting services	56,300
Miscellaneous	21,204
Total expenses	$ 4,136,472
Deduct:
Waiver and/or reimbursement of expenses by affiliate	$ 2,688
Total expense reductions	$ 2,688
Net expenses	$ 4,133,784
Net investment income	$ 5,289,328
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ 32,247,368
Investment transactions - affiliated investment	2,363
Foreign currency transactions	(1,188)
Net realized gain	$ 32,248,543
Change in unrealized appreciation (depreciation):
Investments	$ (166,969,130)
Foreign currency	(6,299)
Net change in unrealized appreciation (depreciation)	$(166,975,429)
Net realized and unrealized loss	$(134,726,886)
Net decrease in net assets from operations	$(129,437,558)
23
See Notes to Financial Statements.

Stock Portfolio
December 31, 2022
Statements of Changes in Net Assets

	Year Ended December 31,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 5,289,328	$ 4,613,543
Net realized gain	32,248,543	123,837,212 (1)
Net change in unrealized appreciation (depreciation)	(166,975,429)	46,443,015
Net increase (decrease) in net assets from operations	$(129,437,558)	$ 174,893,770
Capital transactions:
Contributions	$ 5,305,309	$ 23,356,815
Withdrawals	(198,020,738)	(131,961,931)
Portfolio transaction fee	879,886	574,923
Net decrease in net assets from capital transactions	$(191,835,543)	$(108,030,193)
Net increase (decrease) in net assets	$(321,273,101)	$ 66,863,577
Net Assets
At beginning of year	$ 871,309,546	$ 804,445,969
At end of year	$ 550,036,445	$ 871,309,546
(1)	Includes $3,096,043 of net realized gains from redemptions in-kind.
24
See Notes to Financial Statements.

Stock Portfolio
December 31, 2022
Financial Highlights

	Year Ended December 31,
Ratios/Supplemental Data	2022	2021	2020	2019	2018
Ratios (as a percentage of average daily net assets):
Expenses	0.64% (1)	0.63%	0.64%	0.63%	0.64%
Net investment income	0.82%	0.55%	0.84%	0.99%	1.14%
Portfolio Turnover	52%	44%	70%	55%	90%
Total Return	(16.49)%	23.21%	18.61%	35.47%	(5.57)%
Net assets, end of year (000’s omitted)	$550,036	$871,310	$804,446	$683,548	$516,615
(1)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Portfolio's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended December 31, 2022).
25
See Notes to Financial Statements.

Stock Portfolio
December 31, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Stock Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio's investment objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2022, Eaton Vance Stock Fund and Eaton Vance Balanced Fund held an interest of 13.5% and 86.5%, respectively, in the Portfolio.
The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio's Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Trustees have designated the Portfolio’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.
D  Federal Taxes—The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.
As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized
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Stock Portfolio
December 31, 2022
Notes to Financial Statements — continued

gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
G  Indemnifications—Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.
H  Capital Transactions—To seek to protect the Portfolio (and, indirectly, other investors in the Portfolio) against the costs of accommodating investor inflows and outflows, the Portfolio imposed a fee (“Portfolio transaction fee”) on inflows and outflows by Portfolio investors. The Portfolio transaction fee was sized to cover the estimated cost to the Portfolio of, in connection with issuing interests, converting the cash and/or other instruments it received to the desired composition and, in connection with redeeming its interests, converting Portfolio holdings to cash and/or other instruments to be distributed. Such fee, which may have varied over time, was limited to amounts that had been authorized by the Board of Trustees and determined by EVM to be appropriate. The maximum Portfolio transaction fee was 2% of the amount of net contributions or withdrawals. The Portfolio transaction fee is recorded as a component of capital transactions on the Statements of Changes in Net Assets. Effective after the close of business on December 23, 2022, the Portfolio transaction fee was discontinued.
2  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Portfolio The fee is computed at an annual rate as a percentage of the Portfolio’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.600%
$500 million but less than $1 billion	0.575%
$1 billion but less than $2.5 billion	0.550%
$2.5 billion but less than $5 billion	0.530%
$5 billion and over	0.515%
For the year ended December 31, 2022, the Portfolio's investment adviser fee amounted to $3,854,942 or 0.60% of the Portfolio’s average daily net assets.
Effective April 26, 2022, the Portfolio may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the "Liquidity Fund"), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Portfolio is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Fund. For the year ended December 31, 2022, the investment adviser fee paid was reduced by $2,688 relating to the Portfolio's investment in the Liquidity Fund. Prior to April 26, 2022, the Portfolio may have invested its cash in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). EVM did not receive a fee for advisory services provided to Cash Reserves Fund.
Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2022, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.
3  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations, aggregated $338,914,343 and $482,840,108, respectively, for the year ended December 31, 2022.
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Stock Portfolio
December 31, 2022
Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments
The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2022, as determined on a federal income tax basis, were as follows:
Aggregate cost	$396,668,747
Gross unrealized appreciation	$ 160,459,265
Gross unrealized depreciation	(8,963,015)
Net unrealized appreciation	$151,496,250
5  Line of Credit
The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $725 million unsecured line of credit agreement with a group of banks, which is in effect through October 24, 2023. In connection with the renewal of the agreement on October 25, 2022, the borrowing limit was decreased from $800 million. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Also in connection with the renewal of the agreement, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. At December 31, 2022, the Portfolio had a balance outstanding pursuant to this line of credit of $100,000 at an annual interest rate of 5.33%. Based on the short-term nature of the borrowings under the line of credit and variable interest rate, the carrying value of the borrowings approximated its fair value at December 31, 2022. If measured at fair value, borrowings under the line of credit would have been considered as Level 2 in the fair value hierarchy (see Note 7) at December 31, 2022.
6  Investments in Affiliated Funds
At December 31, 2022, the value of the Portfolio's investment in affiliated funds, including funds that may be deemed to be affiliated, was $4,125, which represents less than 0.05% of the Portfolio's net assets. Transactions in such investments by the Portfolio for the year ended December 31, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units/Shares, end of period
Short-Term Investments
Cash Reserves Fund	$2,248,476	$51,152,522	$(53,403,361)	$ 2,363	$ —	$ —	$ 588	—
Liquidity Fund	—	80,703,519	(80,699,394)	—	—	4,125	32,929	4,125
Total				$2,363	$ —	$4,125	$33,517
7  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
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Stock Portfolio
December 31, 2022
Notes to Financial Statements — continued

At December 31, 2022, the hierarchy of inputs used in valuing the Portfolio's investments, which are carried at value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$ 548,160,872*	$ —	$ —	$ 548,160,872
Short-Term Investments	4,125	—	—	4,125
Total Investments	$548,164,997	$ —	$ —	$548,164,997
*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.
8  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.
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Stock Portfolio
December 31, 2022
Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Stock Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Stock Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on the Portfolio's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 24, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
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Eaton Vance
Stock Fund
December 31, 2022
Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Stock Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust and the Portfolio's affairs. The Board members and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund's and the Portfolio's current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund or Portfolio to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund or Portfolio to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 130 funds in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV (since 2021), Chief Executive Officer of EVM and BMR. Formerly, Chairman, Chief Executive Officer (2007-2021) and President (2006-2021) of EVC and Director of EVD (2007-2022). Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM and EV, which are affiliates of the Trust.
Other Directorships. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).
Noninterested Trustees
Alan C. Bowser(1) 1962	Trustee	Since 2022	Formerly, Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- 2023).
Other Directorships. None.
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
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Eaton Vance
Stock Fund
December 31, 2022
Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Formerly, Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (2021-2023).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser(1) 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Eric A. Stein 1980	President of the Trust	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).
R. Kelly Williams, Jr. 1971	President of the Portfolio	Since 2022	President and Chief Operating Officer of Atlanta Capital Management Company, LLC. Officer of 21 registered investment companies managed by Eaton Vance or BMR.
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
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Eaton Vance
Stock Fund
December 31, 2022
Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
Nicholas Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1) Mr. Bowser and Ms. Wiser began serving as Trustees effective April 4, 2022.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.
33

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
34

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
35

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
36

Investment Adviser of Stock Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110
Investment Adviser and Administrator of Eaton Vance Stock Fund
Eaton Vance Management
Two International Place
Boston, MA 02110
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 534439
Pittsburgh, PA 15253-4439
(800) 262-1122
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1325    12.31.22

Eaton Vance
Tax-Managed Growth Funds 1.1 and 1.2
Annual Report
December 31, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of each Fund. Accordingly, neither the Funds nor the adviser with respect to the operation of the Funds is subject to CFTC regulation. Because of its management of other strategies, the Funds' adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2022
Eaton Vance
Tax-Managed Growth Funds 1.1 and 1.2

Eaton Vance
Tax-Managed Growth Funds 1.1 and 1.2
December 31, 2022
Management’s Discussion of Fund Performance†

Economic and Market Conditions
During the 12-month period starting January 1, 2022, the U.S. equity market was dominated by the ongoing effects of one black swan event -- the COVID-19 pandemic -- and fallout from another -- Russia’s invasion of Ukraine.
As the new year began, investors became increasingly concerned about the twin threats of inflation and interest rate hikes. As a result, stock performance turned negative -- a sharp about-face from the all-time highs many U.S. equity indexes had posted in late 2021.
In February, Russia’s invasion of Ukraine sent shock waves through U.S. and global markets, exacerbating inflationary pressures on energy and food costs. The U.S. Federal Reserve (the Fed) -- along with other central banks around the world -- initiated its first interest rate hikes in years.
Investors began to expect the Fed would raise interest rates at every policy meeting in 2022 and, in turn, worried that aggressive rate hikes could tip the economy into recession. At its June, July, September, and November 2022 policy meetings, the Fed hiked the federal funds rate 0.75% each time -- its first moves of that magnitude since 1994. Higher interest rates, inflation, and recessionary worries drove stock prices down, with rate-sensitive technology stocks -- star performers earlier in the pandemic -- suffering some of the worst declines.
In October and November 2022, however, U.S. stocks delivered positive performance for the first time in months. The rally was driven by a combination of better-than-expected company earnings, declining inflation, and hope that the Fed would temper the size of future rate hikes.
But while the Fed indeed delivered a smaller 0.50% rate hike in December, it raised its expectation of how high rates might go in 2023. As investors digested the news that rates could stay higher for longer than previously expected, equity prices declined in the final month of 2022.
For the period as a whole, the blue-chip Dow Jones Industrial Average returned -6.86%; the S&P 500®, a broad measure of U.S. stocks, returned -18.11%; and the technology-laden Nasdaq Composite Index returned -32.54%.
Fund Performance
For the 12-month period ended December 31, 2022, Eaton Vance Tax-Managed Growth Fund 1.1 and Eaton Vance Tax-Managed Growth Fund 1.2 (collectively, the Funds) returned -20.11% and -20.23%, respectively, for Class A shares at net asset value (NAV), underperforming their benchmark, the S&P 500® Index (the Index), which returned -18.11%.
On an individual stock basis, the largest detractors from the Funds’ performance versus the Index during the period were overweight positions in Alphabet, Inc. (Alphabet) and Meta Platforms, Inc. (Meta), as well as an out-of-Index position in Twilio, Inc. (Twilio). The share price of Google parent company Alphabet declined during the period. While Alphabet’s cloud-storage business reported strong results, decelerating growth in digital advertising revenue during the period led to disappointing earnings that weighed on the company’s stock performance.
Twilio develops software that enables customers to integrate voice, text messaging, and chat functions into their own websites. Twilio’s stock appreciated as demand accelerated early in the pandemic, but declined significantly during the period as sales growth slowed, the company experienced internal execution challenges, and rising interest rates depressed the valuations of technology stocks in general.
Facebook parent company Meta’s share price declined as a result of investor concerns about softening user engagement with Facebook, and the 2021 announcement of a shift in the company’s direction toward the “metaverse” -- a virtual-reality environment -- which will require significant capital investment.
On a sector basis, stock selections and an overweight position in the communication services sector; stock selections in the information technology sector; and an underweight position in the energy sector -- the best-performing sector within the Index during the period -- detracted from the Funds’ performance versus the Index.
In contrast, the largest individual stock contributors to the Funds’ performance relative to the Index were an underweight position in Tesla, Inc. (Tesla) and an overweight position in Eli Lilly & Co. (Eli Lilly).
Underweighting Tesla helped relative returns as the electric car maker’s stock price sank during the period. Lower consumer demand for automobiles, price cuts in response to increased competition, and the exceedingly high valuation the stock had reached previously all weighed on Tesla’s share price. Investors were also concerned that Tesla CEO Elon Musk’s attention was being diverted by his purchase of social media firm Twitter.
Shares of Eli Lilly -- a global drug maker specializing in diabetes, oncology, and immunology therapies -- increased in price during the period, driven by strong results and a favorable growth outlook for its key diabetes and obesity franchises. Investor optimism over its development pipeline, including a promising medicine for Alzheimer’s disease, was an additional tailwind for Eli Lilly’s stock price.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
2

Eaton Vance
Tax-Managed Growth Funds 1.1 and 1.2
December 31, 2022
Management’s Discussion of Fund Performance† — continued

On a sector basis, contributors to the Funds’ performance versus the Index during the period included stock selections in the consumer discretionary sector and stock selections and overweight positions in both the financials and health care sectors.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
3

Eaton Vance
Tax-Managed Growth Fund 1.1
December 31, 2022
Performance

Portfolio Manager(s) Yana S. Barton, CFA and Kenneth D. Zinner, CFA
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	03/28/1996	03/29/1966	(20.11)%	8.46%	11.69%
Class A with 5.25% Maximum Sales Charge	—	—	(24.31)	7.30	11.09
Class C at NAV	08/02/1996	03/29/1966	(20.71)	7.65	11.02
Class C with 1% Maximum Deferred Sales Charge	—	—	(21.50)	7.65	11.02
Class I at NAV	07/02/1999	03/29/1966	(19.92)	8.72	11.96

S&P 500® Index	—	—	(18.11)%	9.42%	12.56%
% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	03/28/1996	03/29/1966	(20.22)%	8.32%	11.48%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	(11.80)	6.96	10.02
Class C After Taxes on Distributions	08/02/1996	03/29/1966	(20.71)	7.64	10.94
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	(12.26)	6.28	9.46
Class I After Taxes on Distributions	07/02/1999	03/29/1966	(20.07)	8.51	11.68
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	(11.63)	7.17	10.24
% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I
	0.73%	1.48%	0.48%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	12/31/2012	$28,458	N.A.
Class I, at minimum investment	$1,000,000	12/31/2012	$3,097,670	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
4

Eaton Vance
Tax-Managed Growth Fund 1.2
December 31, 2022
Performance

Portfolio Manager(s) Yana S. Barton, CFA and Kenneth D. Zinner, CFA
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	02/28/2001	03/29/1966	(20.23)%	8.30%	11.52%
Class A with 5.25% Maximum Sales Charge	—	—	(24.42)	7.14	10.92
Class C at NAV	02/28/2001	03/29/1966	(20.83)	7.49	10.85
Class C with 1% Maximum Deferred Sales Charge	—	—	(21.62)	7.49	10.85
Class I at NAV	02/28/2001	03/29/1966	(20.01)	8.57	11.79

S&P 500® Index	—	—	(18.11)%	9.42%	12.56%
% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	02/28/2001	03/29/1966	(20.30)%	8.19%	11.35%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	(11.90)	6.83	9.87
Class C After Taxes on Distributions	02/28/2001	03/29/1966	(20.83)	7.49	10.82
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	(12.33)	6.16	9.33
Class I After Taxes on Distributions	02/28/2001	03/29/1966	(20.12)	8.41	11.56
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	(11.72)	7.05	10.10
% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I
	0.88%	1.63%	0.63%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	12/31/2012	$28,040	N.A.
Class I, at minimum investment	$1,000,000	12/31/2012	$3,050,637	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
5

Eaton Vance
Tax-Managed Growth Funds 1.1 and 1.2
December 31, 2022
Fund Profile

Sector Allocation (% of net assets)[1]
Top 10 Holdings (% of net assets)[1]
Apple, Inc.	6.2%
Microsoft Corp.	4.3
Amazon.com, Inc.	2.4
Alphabet, Inc., Class C	2.3
Eli Lilly & Co.	2.2
Berkshire Hathaway, Inc., Class B	2.0
JPMorgan Chase & Co.	1.8
Alphabet, Inc., Class A	1.8
UnitedHealth Group, Inc.	1.7
Exxon Mobil Corp.	1.5
Total	26.2%

Footnotes:
Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.
[1]	Excludes cash and cash equivalents.
6

Eaton Vance
Tax-Managed Growth Funds 1.1 and 1.2
December 31, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the Fund’s investment adviser and are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
Fund profile subject to change due to active management.

7

Eaton Vance
Tax-Managed Growth Funds 1.1 and 1.2
December 31, 2022
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
Eaton Vance Tax-Managed Growth Fund 1.1

	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period* (7/1/22 – 12/31/22)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,028.70	$3.84	0.75%
Class C	$1,000.00	$1,024.80	$7.66	1.50%
Class I	$1,000.00	$1,030.00	$2.56	0.50%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.43	$3.82	0.75%
Class C	$1,000.00	$1,017.64	$7.63	1.50%
Class I	$1,000.00	$1,022.69	$2.55	0.50%
*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2022. The Example reflects the expenses of both the Fund and the Portfolio.
8

Eaton Vance
Tax-Managed Growth Funds 1.1 and 1.2
December 31, 2022
Fund Expenses — continued

Eaton Vance Tax-Managed Growth Fund 1.2

	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period* (7/1/22 – 12/31/22)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,028.00	$4.60	0.90%
Class C	$1,000.00	$1,024.10	$8.42	1.65%
Class I	$1,000.00	$1,029.50	$3.33	0.65%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.67	$4.58	0.90%
Class C	$1,000.00	$1,016.89	$8.39	1.65%
Class I	$1,000.00	$1,021.93	$3.31	0.65%
*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2022. The Example reflects the expenses of both the Fund and the Portfolio.
9

Eaton Vance
Tax-Managed Growth Funds 1.1 and 1.2
December 31, 2022
Statements of Assets and Liabilities

	December 31, 2022	December 31, 2022
	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2
Assets
Investment in Tax-Managed Growth Portfolio, at value (identified cost $260,801,689 and $314,403,437, respectively)	$ 1,845,477,538	$ 995,348,319
Receivable for Fund shares sold	1,515,135	747,687
Total assets	$1,846,992,673	$996,096,006
Liabilities
Payable for Fund shares redeemed	$ 1,794,696	$ 1,058,300
Payable to affiliates:
Administration fee	—	130,015
Distribution and service fees	353,080	188,210
Trustees' fees	125	125
Accrued expenses	283,610	176,788
Total liabilities	$ 2,431,511	$ 1,553,438
Net Assets	$1,844,561,162	$994,542,568
Sources of Net Assets
Paid-in capital	$ 1,174,978,634	$ 807,867,856
Distributable earnings	669,582,528	186,674,712
Net Assets	$1,844,561,162	$994,542,568
Class A Shares
Net Assets	$ 1,598,685,020	$ 689,945,998
Shares Outstanding	21,470,464	20,594,468
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 74.46	$ 33.50
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$ 78.59	$ 35.36
Class C Shares
Net Assets	$ 5,664,866	$ 43,673,467
Shares Outstanding	85,141	1,354,573
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 66.54	$ 32.24
Class I Shares
Net Assets	$ 240,211,276	$ 260,923,103
Shares Outstanding	3,466,775	7,771,116
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 69.29	$ 33.58
On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
10
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Growth Funds 1.1 and 1.2
December 31, 2022
Statements of Operations

	Year Ended December 31, 2022
	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2
Investment Income
Dividend income allocated from Portfolio (net of foreign taxes, $185,395 and $99,370, respectively)	$ 27,285,731	$ 14,642,225
Expenses allocated from Portfolio	(8,629,853)	(4,629,228)
Total investment income from Portfolio	$ 18,655,878	$ 10,012,997
Expenses
Administration fee	$ —	$ 1,617,469
Distribution and service fees:
Class A	4,371,708	1,871,920
Class C	67,767	491,451
Trustees’ fees and expenses	500	500
Custodian fee	62,567	62,085
Transfer and dividend disbursing agent fees	792,822	377,078
Professional fees	67,255	53,072
Printing and postage	72,435	39,953
Registration fees	53,747	57,288
Miscellaneous	184,103	102,932
Total expenses	$ 5,672,904	$ 4,673,748
Net investment income	$ 12,982,974	$ 5,339,249
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss):
Investment transactions(1)	$ 48,223,052	$ 25,868,248
Foreign currency transactions	1,946	1,048
Net realized gain	$ 48,224,998	$ 25,869,296
Change in unrealized appreciation (depreciation):
Investments	$ (541,685,769)	$ (289,690,735)
Foreign currency	424	1,110
Net change in unrealized appreciation (depreciation)	$(541,685,345)	$(289,689,625)
Net realized and unrealized loss	$(493,460,347)	$(263,820,329)
Net decrease in net assets from operations	$(480,477,373)	$(258,481,080)
(1)	Includes $51,893,304 and $27,756,461 respectively, of net realized gains from redemptions in-kind.
11
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Growth Funds 1.1 and 1.2
December 31, 2022
Statements of Changes in Net Assets

	Tax-Managed Growth Fund 1.1
	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 12,982,974	$ 9,431,664
Net realized gain	48,224,998	46,671,752
Net change in unrealized appreciation (depreciation)	(541,685,345)	433,126,776
Net increase (decrease) in net assets from operations	$ (480,477,373)	$ 489,230,192
Distributions to shareholders:
Class A	$ (10,236,397)	$ (7,411,870)
Class I	(2,363,145)	(1,860,413)
Total distributions to shareholders	$ (12,599,542)	$ (9,272,283)
Transactions in shares of beneficial interest:
Class A	$ (79,923,549)	$ (97,765,930)
Class C	(1,393,535)	(2,693,295)
Class I	4,272,826	13,483,099
Net decrease in net assets from Fund share transactions	$ (77,044,258)	$ (86,976,126)
Net increase (decrease) in net assets	$ (570,121,173)	$ 392,981,783
Net Assets
At beginning of year	$ 2,414,682,335	$ 2,021,700,552
At end of year	$1,844,561,162	$2,414,682,335
12
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Growth Funds 1.1 and 1.2
December 31, 2022
Statements of Changes in Net Assets — continued

	Tax-Managed Growth Fund 1.2
	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 5,339,249	$ 3,131,320
Net realized gain	25,869,296	24,381,314
Net change in unrealized appreciation (depreciation)	(289,689,625)	226,164,248
Net increase (decrease) in net assets from operations	$ (258,481,080)	$ 253,676,882
Distributions to shareholders:
Class A	$ (3,205,430)	$ (1,456,093)
Class I	(1,929,809)	(1,274,812)
Total distributions to shareholders	$ (5,135,239)	$ (2,730,905)
Transactions in shares of beneficial interest:
Class A	$ (21,908,458)	$ (18,053,211)
Class C	(5,446,627)	(4,777,313)
Class I	2,634,963	7,028,654
Net decrease in net assets from Fund share transactions	$ (24,720,122)	$ (15,801,870)
Net increase (decrease) in net assets	$ (288,336,441)	$ 235,144,107
Net Assets
At beginning of year	$1,282,879,009	$ 1,047,734,902
At end of year	$ 994,542,568	$1,282,879,009
13
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Growth Funds 1.1 and 1.2
December 31, 2022
Financial Highlights

	Tax-Managed Growth Fund 1.1 — Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 93.810	$ 75.510	$ 61.750	$ 48.150	$ 51.300
Income (Loss) From Operations
Net investment income(1)	$ 0.491	$ 0.338	$ 0.481	$ 0.539	$ 0.491
Net realized and unrealized gain (loss)	(19.363)	18.292	13.748	13.572	(3.192)
Total income (loss) from operations	$ (18.872)	$ 18.630	$ 14.229	$ 14.111	$ (2.701)
Less Distributions
From net investment income	$ (0.478)	$ (0.330)	$ (0.469)	$ (0.511)	$ (0.449)
Total distributions	$ (0.478)	$ (0.330)	$ (0.469)	$ (0.511)	$ (0.449)
Net asset value — End of year	$ 74.460	$ 93.810	$ 75.510	$ 61.750	$ 48.150
Total Return(2)	(20.11)%	24.68%	23.05%	29.45%	(5.36)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,598,685	$2,108,253	$1,784,383	$1,565,795	$1,116,349
Ratios (as a percentage of average daily net assets):(3)
Expenses	0.74% (4)	0.73%	0.76%	0.78%	0.79%
Net investment income	0.62%	0.40%	0.77%	0.96%	0.92%
Portfolio Turnover of the Portfolio(5)	3%	1%	1%	1%	1%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(4)	Includes a reduction by the investment adviser of a portion of the Portfolio's adviser fee due to the Portfolio's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended December 31, 2022).
(5)	Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The portfolio turnover of the Portfolio including in-kind contributions and distributions of securities was 8%, 4%, 6%, 6% and 6% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively.
14
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Growth Funds 1.1 and 1.2
December 31, 2022
Financial Highlights — continued

	Tax-Managed Growth Fund 1.1 — Class C
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 83.920	$ 67.810	$ 55.530	$ 43.280	$ 46.100
Income (Loss) From Operations
Net investment income (loss)(1)	$ (0.099)	$ (0.268)	$ 0.015	$ (0.018)	$ 0.082
Net realized and unrealized gain (loss)	(17.281)	16.378	12.265	12.268	(2.832)
Total income (loss) from operations	$(17.380)	$16.110	$12.280	$12.250	$ (2.750)
Less Distributions
From net investment income	$ —	$ —	$ —	$ —	$ (0.070)
Total distributions	$ —	$ —	$ —	$ —	$ (0.070)
Net asset value — End of year	$ 66.540	$83.920	$67.810	$55.530	$ 43.280
Total Return(2)	(20.71)%	23.76%	22.11%	28.34%	(5.99)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 5,665	$ 8,801	$ 9,517	$ 13,730	$202,974
Ratios (as a percentage of average daily net assets):(3)
Expenses	1.49% (4)	1.48%	1.51%	1.55%	1.54%
Net investment income (loss)	(0.14)%	(0.35)%	0.03%	(0.04)%	0.17%
Portfolio Turnover of the Portfolio(5)	3%	1%	1%	1%	1%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(4)	Includes a reduction by the investment adviser of a portion of the Portfolio's adviser fee due to the Portfolio's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended December 31, 2022).
(5)	Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The portfolio turnover of the Portfolio including in-kind contributions and distributions of securities was 8%, 4%, 6%, 6% and 6% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively.
15
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Growth Funds 1.1 and 1.2
December 31, 2022
Financial Highlights — continued

	Tax-Managed Growth Fund 1.1 — Class I
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 87.380	$ 70.350	$ 57.570	$ 44.920	$ 47.920
Income (Loss) From Operations
Net investment income(1)	$ 0.644	$ 0.514	$ 0.594	$ 0.628	$ 0.584
Net realized and unrealized gain (loss)	(18.050)	17.064	12.817	12.675	(2.996)
Total income (loss) from operations	$ (17.406)	$ 17.578	$ 13.411	$ 13.303	$ (2.412)
Less Distributions
From net investment income	$ (0.684)	$ (0.548)	$ (0.631)	$ (0.653)	$ (0.588)
Total distributions	$ (0.684)	$ (0.548)	$ (0.631)	$ (0.653)	$ (0.588)
Net asset value — End of year	$ 69.290	$ 87.380	$ 70.350	$ 57.570	$ 44.920
Total Return(2)	(19.92)%	25.00%	23.31%	29.74%	(5.11)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$240,211	$297,628	$227,801	$183,702	$136,976
Ratios (as a percentage of average daily net assets):(3)
Expenses	0.49% (4)	0.48%	0.51%	0.53%	0.54%
Net investment income	0.87%	0.64%	1.01%	1.20%	1.17%
Portfolio Turnover of the Portfolio(5)	3%	1%	1%	1%	1%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(4)	Includes a reduction by the investment adviser of a portion of the Portfolio's adviser fee due to the Portfolio's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended December 31, 2022).
(5)	Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The portfolio turnover of the Portfolio including in-kind contributions and distributions of securities was 8%, 4%, 6%, 6% and 6% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively.
16
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Growth Funds 1.1 and 1.2
December 31, 2022
Financial Highlights — continued

	Tax-Managed Growth Fund 1.2 — Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 42.190	$ 33.950	$ 27.770	$ 21.650	$ 23.060
Income (Loss) From Operations
Net investment income(1)	$ 0.166	$ 0.093	$ 0.171	$ 0.205	$ 0.184
Net realized and unrealized gain (loss)	(8.700)	8.216	6.171	6.108	(1.432)
Total income (loss) from operations	$ (8.534)	$ 8.309	$ 6.342	$ 6.313	$ (1.248)
Less Distributions
From net investment income	$ (0.156)	$ (0.069)	$ (0.162)	$ (0.193)	$ (0.162)
Total distributions	$ (0.156)	$ (0.069)	$ (0.162)	$ (0.193)	$ (0.162)
Net asset value — End of year	$ 33.500	$ 42.190	$ 33.950	$ 27.770	$ 21.650
Total Return(2)	(20.23)%	24.48%	22.84%	29.28%	(5.50)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$689,946	$894,809	$736,814	$629,530	$427,333
Ratios (as a percentage of average daily net assets):(3)
Expenses	0.89% (4)	0.88%	0.92%	0.93%	0.94%
Net investment income	0.46%	0.24%	0.61%	0.81%	0.77%
Portfolio Turnover of the Portfolio(5)	3%	1%	1%	1%	1%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(4)	Includes a reduction by the investment adviser of a portion of the Portfolio's adviser fee due to the Portfolio's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended December 31, 2022).
(5)	Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The portfolio turnover of the Portfolio including in-kind contributions and distributions of securities was 8%, 4%, 6%, 6% and 6% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively.
17
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Growth Funds 1.1 and 1.2
December 31, 2022
Financial Highlights — continued

	Tax-Managed Growth Fund 1.2 — Class C
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 40.720	$ 32.960	$ 27.030	$ 21.080	$ 22.460
Income (Loss) From Operations
Net investment income (loss)(1)	$ (0.099)	$ (0.188)	$ (0.037)	$ 0.003	$ 0.004
Net realized and unrealized gain (loss)	(8.381)	7.948	5.967	5.947	(1.384)
Total income (loss) from operations	$ (8.480)	$ 7.760	$ 5.930	$ 5.950	$ (1.380)
Net asset value — End of year	$32.240	$40.720	$32.960	$27.030	$ 21.080
Total Return(2)	(20.83)%	23.54%	21.94%	28.22%	(6.14)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 43,673	$ 61,484	$ 54,119	$ 61,397	$142,020
Ratios (as a percentage of average daily net assets):(3)
Expenses	1.65% (4)	1.63%	1.67%	1.68%	1.69%
Net investment income (loss)	(0.29)%	(0.51)%	(0.14)%	0.01%	0.02%
Portfolio Turnover of the Portfolio(5)	3%	1%	1%	1%	1%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(4)	Includes a reduction by the investment adviser of a portion of the Portfolio's adviser fee due to the Portfolio's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended December 31, 2022).
(5)	Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The portfolio turnover of the Portfolio including in-kind contributions and distributions of securities was 8%, 4%, 6%, 6% and 6% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively.
18
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Growth Funds 1.1 and 1.2
December 31, 2022
Financial Highlights — continued

	Tax-Managed Growth Fund 1.2 — Class I
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 42.290	$ 34.030	$ 27.830	$ 21.690	$ 23.110
Income (Loss) From Operations
Net investment income(1)	$ 0.257	$ 0.190	$ 0.242	$ 0.266	$ 0.244
Net realized and unrealized gain (loss)	(8.719)	8.235	6.192	6.130	(1.439)
Total income (loss) from operations	$ (8.462)	$ 8.425	$ 6.434	$ 6.396	$ (1.195)
Less Distributions
From net investment income	$ (0.248)	$ (0.165)	$ (0.234)	$ (0.256)	$ (0.225)
Total distributions	$ (0.248)	$ (0.165)	$ (0.234)	$ (0.256)	$ (0.225)
Net asset value — End of year	$ 33.580	$ 42.290	$ 34.030	$ 27.830	$ 21.690
Total Return(2)	(20.01)%	24.77%	23.13%	29.61%	(5.25)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$260,923	$326,586	$256,802	$223,771	$154,772
Ratios (as a percentage of average daily net assets):(3)
Expenses	0.64% (4)	0.63%	0.67%	0.68%	0.69%
Net investment income	0.72%	0.49%	0.85%	1.05%	1.02%
Portfolio Turnover of the Portfolio(5)	3%	1%	1%	1%	1%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(4)	Includes a reduction by the investment adviser of a portion of the Portfolio's adviser fee due to the Portfolio's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended December 31, 2022).
(5)	Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The portfolio turnover of the Portfolio including in-kind contributions and distributions of securities was 8%, 4%, 6%, 6% and 6% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively.
19
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Growth Funds 1.1 and 1.2
December 31, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Tax-Managed Growth Fund 1.1 (Tax-Managed Growth Fund 1.1) and Eaton Vance Tax-Managed Growth Fund 1.2 (Tax-Managed Growth Fund 1.2) (each a Fund, and collectively the Funds) are diversified series of the Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Each Fund currently offers Class A, Class C and Class I shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Tax-Managed Growth Fund 1.1 is closed to new investors. Each class represents a pro-rata interest in each Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. Each Fund typically invests all of its investable assets in interests in Tax-Managed Growth Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Funds. The value of each Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (6.0% and 3.3% for Tax-Managed Growth Fund 1.1 and Tax-Managed Growth Fund 1.2, respectively, at December 31, 2022). The performance of each Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements.
The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services-Investment Companies.”
A  Investment Valuation—Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.
B  Income—Each Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.
C  Federal Taxes—Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of December 31, 2022, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
D  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
E  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
F  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.
G  Other—Investment transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
20

Eaton Vance
Tax-Managed Growth Funds 1.1 and 1.2
December 31, 2022
Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information
It is the present policy of each Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended December 31, 2022 and December 31, 2021 was as follows:
	Year Ended December 31, 2022
	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2
Distributions declared from:
Ordinary income	$12,599,542	$5,135,239
	Year Ended December 31, 2021
	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2
Distributions declared from:
Ordinary income	$9,272,283	$2,730,905
During the year ended December 31, 2022, the following amounts were reclassified due to the Fund's use of equalization accounting and differences between book and tax accounting for the Fund's investment in the Portfolio. Tax equalization accounting allows the Funds to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains.
	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2
Change in:
Paid-in capital	$ 76,858,661	$ 32,014,616
Distributable earnings	$(76,858,661)	$(32,014,616)
These reclassifications had no effect on the net assets or net asset value per share of the Funds.
As of December 31, 2022, the components of distributable earnings (accumulated loss) and unrealized appreciation (depreciation) on a tax basis were as follows:
	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2
Undistributed ordinary income	$ —	$ 273,691
Deferred capital losses	(330,789)	(151,157)
Net unrealized appreciation	669,913,317	186,552,178
Distributable earnings	$669,582,528	$186,674,712
At December 31, 2022, the following Funds, for federal income tax purposes, had deferred capital losses which would reduce the respective Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would
21

Eaton Vance
Tax-Managed Growth Funds 1.1 and 1.2
December 31, 2022
Notes to Financial Statements — continued

reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of a respective Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. The amounts of the deferred capital losses are as follows:
	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2
Deferred capital losses:
Short-term	$330,789	$151,157
3  Investment Adviser and Administration Fee and Other Transactions with Affiliates
The investment adviser and administration fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory and administrative services rendered to each Fund. The fee is computed at an annual rate as a percentage of average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate (Year Ended December 31, 2022)*	Annual Fee Rate (Effective January 13, 2023)**
Up to $500 million	0.6250%	0.5575%
$500 million but less than $1 billion	0.5625%	0.4950%
$1 billion but less than $1.5 billion	0.5000%	0.4325%
$1.5 billion but less than $7 billion	0.4375%	0.3700%
$7 billion but less than $10 billion	0.4250%	0.3575%
$10 billion but less than $15 billion	0.4125%	0.3450%
$15 billion but less than $20 billion	0.4000%	0.3325%
$20 billion but less than $25 billion	0.3900%	0.3225%
$25 billion but less than $30 billion	0.3800%	0.3125%
$30 billion but less than $35 billion	0.3700%	0.3020%
$35 billion but less than $45 billion	0.3650%	0.2970%
$45 billion and over	0.3600%	0.2920%
*	Pursuant to an amendment to the investment advisory agreement effective July 1, 2022, EVM contractually agreed to reduce its investment adviser fee rate of the average daily net assets of $30 billion and over to the rates as stated above.
**	Pursuant to an amendment to the investment advisory agreement effective January 13, 2023, EVM agreed to reduce the annual fee rate of the average daily net asset levels as stated above in order to approximately match the effective annualized fee rate in effect prior the redemption described in Note 10 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.
For the year ended December 31, 2022, the Funds incurred no investment adviser fee on such assets. To the extent each Fund’s assets are invested in the Portfolio, each Fund is allocated its pro rata share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the administrator of the Funds. EVM receives no compensation from Tax-Managed Growth Fund 1.1 for such services and an administration fee computed at an annual rate of 0.15% of average daily net assets from Tax- Managed Growth Fund 1.2 for such services. For the year ended December 31, 2022, the administration fee for Tax-Managed Growth Fund 1.2 amounted to $1,617,469.
EVM provides sub-transfer agency and related services to the Funds pursuant to a Sub-Transfer Agency Support Services Agreement. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Funds' principal underwriter, received a portion of the sales charge on sales of Class A shares of the Funds. Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of BMR, EVM and EVD, also received a portion of the sales charge on sales of Class A shares. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales
22

Eaton Vance
Tax-Managed Growth Funds 1.1 and 1.2
December 31, 2022
Notes to Financial Statements — continued

charges (see Note 5). Sub-transfer agent fees earned by EVM, which are included in transfer and dividend disbursing agent fees on the Statements of Operations, and Class A sales charges that the Funds were informed were received by EVD and Morgan Stanley affiliated broker-dealers for year ended December 31, 2022 were as follows:
	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2
EVM's Sub-Transfer Agent Fees	$248,374	$92,232
EVD's Class A Sales Charges	$ 11,765	$50,070
Morgan Stanley affiliated broker-dealers’ Class A Sales Charges	$ 5,331	$15,022
Trustees and officers of the Funds who are members of EVM’s or BMR's organizations receive remuneration for their services to the Funds out of the investment adviser fee. Certain officers and Trustees of the Funds and the Portfolio are officers of the above organizations.
4  Distribution Plans
Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, each Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2022 for Class A shares amounted to the following:
	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2
Class A Distribution and Service Fees	$4,371,708	$1,871,920
Each Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan each Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the respective Fund. For the year ended December 31, 2022, the Funds paid or accrued to EVD the following distribution fees for Class shares:
	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2
Class C Distribution Fees	$50,825	$368,588
Pursuant to the Class C Plan, each Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of the average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2022 amounted to the following for Class shares:
	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2
Class C Service Fees	$16,942	$122,863
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
23

Eaton Vance
Tax-Managed Growth Funds 1.1 and 1.2
December 31, 2022
Notes to Financial Statements — continued

5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 12 months (18 months prior to April 29, 2022) of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended December 31, 2022, the Funds were informed that EVD received approximately the following amounts of CDSCs paid by Class A and Class C shareholders:
	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2
Class A	$100	$ 900
Class C	$ 50	$1,900
6  Investment Transactions
For the year ended December 31, 2022, increases and decreases in each Fund's investment in the Portfolio aggregated, as follows:
Fund	Increases	Decreases
Tax-Managed Growth Fund 1.1	$ 349,000	$95,935,149
Tax-Managed Growth Fund 1.2	$14,124,731	$48,415,137
Decreases in each Fund's investment in the Portfolio include distributions of securities as the result of redemptions in-kind, as follows:
Fund	Redemptions in-kind
Tax-Managed Growth Fund 1.1	$78,418,131
Tax-Managed Growth Fund 1.2	$32,528,109
7  Shares of Beneficial Interest
Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Sales and redemptions of Class I shares include shares purchased and redeemed in connection with the ReFlow liquidity program, a program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Transactions in Fund shares, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:
Tax-Managed Growth Fund 1.1
	Year Ended December 31, 2022			Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Class A
Sales	123,797	$ 9,949,166	124,312	$ 10,738,721
Issued to shareholders electing to receive payments of distributions in Fund shares	117,410	8,702,407	68,850	6,330,080
Redemptions	(1,244,901)	(98,575,122)	(1,349,293)	(114,834,731)
Net decrease	(1,003,694)	$ (79,923,549)	(1,156,131)	$ (97,765,930)
24

Eaton Vance
Tax-Managed Growth Funds 1.1 and 1.2
December 31, 2022
Notes to Financial Statements — continued

Tax-Managed Growth Fund 1.1 (continued)
	Year Ended December 31, 2022			Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Class C
Sales	3,385	$ 236,996	3,103	$ 235,001
Redemptions	(23,126)	(1,630,531)	(38,562)	(2,928,296)
Net decrease	(19,741)	$ (1,393,535)	(35,459)	$ (2,693,295)
Class I
Sales	1,411,860	$ 103,779,131	1,383,116	$ 109,752,215
Issued to shareholders electing to receive payments of distributions in Fund shares	29,105	2,007,120	18,295	1,566,582
Redemptions	(1,380,511)	(101,513,425)	(1,233,101)	(97,835,698)
Net increase	60,454	$ 4,272,826	168,310	$ 13,483,099
Tax-Managed Growth Fund 1.2
	Year Ended December 31, 2022			Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Class A
Sales	795,564	$ 28,654,869	894,812	$ 34,876,783
Issued to shareholders electing to receive payments of distributions in Fund shares	85,705	2,858,246	31,337	1,295,778
Redemptions	(1,495,117)	(53,421,573)	(1,420,350)	(54,225,772)
Net decrease	(613,848)	$(21,908,458)	(494,201)	$(18,053,211)
Class C
Sales	177,706	$ 6,099,640	227,686	$ 8,513,688
Redemptions	(333,067)	(11,546,267)	(359,807)	(13,291,001)
Net decrease	(155,361)	$ (5,446,627)	(132,121)	$ (4,777,313)
Class I
Sales	2,025,220	$ 73,018,705	1,738,618	$ 66,445,259
Issued to shareholders electing to receive payments of distributions in Fund shares	52,848	1,766,194	28,099	1,164,723
Redemptions	(2,028,730)	(72,149,936)	(1,592,099)	(60,581,328)
Net increase	49,338	$ 2,634,963	174,618	$ 7,028,654
25

Eaton Vance
Tax-Managed Growth Funds 1.1 and 1.2
December 31, 2022
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Growth Fund 1.1 and Eaton Vance Tax-Managed Growth Fund 1.2:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of Eaton Vance Tax-Managed Growth Fund 1.1 and Eaton Vance Tax-Managed Growth Fund 1.2 (collectively the "Funds") (each a fund constituting Eaton Vance Mutual Funds Trust), as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 24, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
26

Eaton Vance
Tax-Managed Growth Funds 1.1 and 1.2
December 31, 2022
Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2023 showed the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.
Qualified Dividend Income. For the fiscal year ended December 31, 2022, the Funds designate approximately the following amounts, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Tax-Managed Growth Fund 1.1	$26,778,453
Tax-Managed Growth Fund 1.2	$14,369,904
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Funds’ dividend distribution that qualifies under tax law. For the Funds’ fiscal 2022 ordinary income dividends, the following amounts qualify for the corporate dividends received deduction:
Tax-Managed Growth Fund 1.1	100.00%
Tax-Managed Growth Fund 1.2	100.00%
27

Tax-Managed Growth Portfolio
December 31, 2022
Portfolio of Investments

Common Stocks — 99.3%
Security	Shares	Value
Aerospace & Defense — 1.5%
Boeing Co. (The)(1)	863,906	$ 164,565,455
General Dynamics Corp.	117,410	29,130,595
Hexcel Corp.	107,007	6,297,362
Howmet Aerospace, Inc.	5,004	197,208
Huntington Ingalls Industries, Inc.	2,299	530,333
L3Harris Technologies, Inc.(1)	8,540	1,778,113
Lockheed Martin Corp.	138,128	67,197,891
Northrop Grumman Corp.	80,149	43,730,096
Raytheon Technologies Corp.	1,478,175	149,177,421
Textron, Inc.	9,973	706,088
TransDigm Group, Inc.	3,386	2,131,995
		$ 465,442,557
Air Freight & Logistics — 0.9%
C.H. Robinson Worldwide, Inc.	220,616	$ 20,199,601
Expeditors International of Washington, Inc.	22,997	2,389,848
FedEx Corp.	331,022	57,333,011
GXO Logistics, Inc.(1)	97,791	4,174,698
United Parcel Service, Inc., Class B	1,141,617	198,458,699
		$ 282,555,857
Airlines — 0.0%(2)
American Airlines Group, Inc.(1)	61,732	$ 785,231
Delta Air Lines, Inc.(1)	61,964	2,036,137
Southwest Airlines Co.(1)	28,371	955,252
		$ 3,776,620
Auto Components — 0.2%
Adient PLC(1)	1,755	$ 60,881
Aptiv PLC(1)	136,078	12,672,944
BorgWarner, Inc.	800	32,200
Dorman Products, Inc.(1)	20,730	1,676,435
Fox Factory Holding Corp.(1)	800	72,984
Garrett Motion, Inc.(1)	6,726	51,252
Gentex Corp.	1,443,192	39,355,846
		$ 53,922,542
Automobiles — 0.4%
Ford Motor Co.	1,219,179	$ 14,179,052
General Motors Co.	96,097	3,232,703
Harley-Davidson, Inc.	800	33,280
Mercedes-Benz Group AG	18,000	1,177,200
Security	Shares	Value
Automobiles (continued)
Tesla, Inc.(1)	831,819	$ 102,463,464
Toyota Motor Corp. ADR	5,100	696,558
		$ 121,782,257
Banks — 4.0%
Bank of America Corp.	4,639,249	$ 153,651,927
Bank of Hawaii Corp.	557	43,201
Citigroup, Inc.	943,509	42,674,912
Commerce Bancshares, Inc.	83,450	5,680,441
Community Bank System, Inc.	31,868	2,006,091
Cullen/Frost Bankers, Inc.	8,717	1,165,463
CVB Financial Corp.	608,432	15,667,124
Fifth Third Bancorp	1,746,528	57,303,584
First Citizens BancShares, Inc., Class A	92	69,769
First Republic Bank	2,010	244,999
Glacier Bancorp, Inc.	40,000	1,976,800
HSBC Holdings PLC	220,592	1,370,820
Huntington Bancshares, Inc.	161,963	2,283,678
JPMorgan Chase & Co.	4,189,148	561,764,747
KeyCorp	72,748	1,267,270
Live Oak Bancshares, Inc.(1)	15,000	453,000
M&T Bank Corp.	122,474	17,766,078
Pinnacle Financial Partners, Inc.	34,686	2,545,952
PNC Financial Services Group, Inc. (The)	128,442	20,286,129
Regions Financial Corp.	762,628	16,442,260
Signature Bank	3,359	387,024
Societe Generale S.A.	405,793	10,178,763
SVB Financial Group(1)	31,685	7,291,986
Toronto-Dominion Bank (The)	569	36,848
Truist Financial Corp.	1,748,498	75,237,869
U.S. Bancorp	1,120,019	48,844,029
Webster Financial Corp.	83,390	3,947,683
Wells Fargo & Co.	3,765,488	155,477,000
Western Alliance Bancorp	23,987	1,428,666
Zions Bancorp N.A.	53,870	2,648,249
		$ 1,210,142,362
Beverages — 2.4%
Anheuser-Busch InBev SA/NV ADR	75,379	$ 4,525,755
Boston Beer Co., Inc. (The), Class A(1)	3,130	1,031,398
Brown-Forman Corp., Class A	17,399	1,144,158
Brown-Forman Corp., Class B	420,049	27,588,818
Coca-Cola Co. (The)	4,156,700	264,407,687
Constellation Brands, Inc., Class A	130,991	30,357,164
Diageo PLC ADR	9,771	1,741,095
Duckhorn Portfolio, Inc. (The)(1)	281,374	4,662,367

28
See Notes to Financial Statements.

Tax-Managed Growth Portfolio
December 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
Beverages (continued)
Keurig Dr Pepper, Inc.(1)	21,979	$ 783,771
Monster Beverage Corp.(1)	135,741	13,781,784
PepsiCo, Inc.	2,133,929	385,515,613
		$ 735,539,610
Biotechnology — 2.9%
2seventy bio, Inc.(1)	166	$ 1,555
AbbVie, Inc.	1,446,034	233,693,555
Agios Pharmaceuticals, Inc.(1)	20,092	564,183
Alkermes PLC(1)	5,000	130,650
Alnylam Pharmaceuticals, Inc.(1)	9,409	2,236,049
Amgen, Inc.	733,953	192,765,416
Argenx SE ADR(1)	308,910	117,024,375
Biogen, Inc.(1)	30,908	8,559,043
Bluebird Bio, Inc.(1)	500	3,460
Exact Sciences Corp.(1)	71,318	3,530,954
Gilead Sciences, Inc.	1,296,952	111,343,329
Incyte Corp.(1)	115,317	9,262,262
Moderna, Inc.(1)	343,592	61,715,995
Natera, Inc.(1)	14,283	573,748
Neurocrine Biosciences, Inc.(1)	219,845	26,258,287
Regeneron Pharmaceuticals, Inc.(1)	36,848	26,585,464
Seagen, Inc.(1)	5,662	727,624
Vertex Pharmaceuticals, Inc.(1)	348,982	100,779,022
		$ 895,754,971
Building Products — 0.5%
A.O. Smith Corp.	32,488	$ 1,859,613
Advanced Drainage Systems, Inc.	17,409	1,427,016
Allegion PLC(1)	123	12,947
Carlisle Cos., Inc.	71,809	16,921,791
Carrier Global Corp.	250,906	10,349,872
Fortune Brands Innovations, Inc.	17,806	1,016,901
Johnson Controls International PLC(1)	356,904	22,841,856
Lennox International, Inc.	381,979	91,380,836
Masco Corp.	40,088	1,870,907
Masterbrand, Inc. (1)	16,206	122,355
Resideo Technologies, Inc.(1)	11,209	184,388
Trane Technologies PLC	65,379	10,989,556
Trex Co., Inc.(1)	3,070	129,953
		$ 159,107,991
Capital Markets — 4.1%
Affiliated Managers Group, Inc.	58,641	$ 9,290,494
Ameriprise Financial, Inc.	93,679	29,168,830
Ares Management Corp., Class A(1)	44,772	3,064,196
Security	Shares	Value
Capital Markets (continued)
Bank of New York Mellon Corp. (The)	676,857	$ 30,810,531
BlackRock, Inc.	48,955	34,690,982
Blackstone, Inc.	192,444	14,277,420
Brookfield Asset Management, Ltd., Class A(1)	68,546	1,965,214
Brookfield Corp.	272,575	8,575,210
Carlyle Group, Inc. (The)	457,373	13,648,010
Cboe Global Markets, Inc.	194,278	24,376,061
Charles Schwab Corp. (The)	2,536,663	211,202,561
CME Group, Inc.	247,535	41,625,486
FactSet Research Systems, Inc.	97,345	39,055,787
Federated Hermes, Inc., Class B	66,210	2,404,085
Franklin Resources, Inc.	150,264	3,963,964
Goldman Sachs Group, Inc. (The)	1,029,079	353,365,147
Intercontinental Exchange, Inc.	154,759	15,876,726
Invesco, Ltd.	9,697	174,449
LPL Financial Holdings, Inc.	160,206	34,631,731
Moody's Corp.	270,102	75,255,819
Morgan Stanley(3)	1,060,257	90,143,050
Morningstar, Inc.	4,694	1,016,674
MSCI, Inc.	10,320	4,800,554
Nasdaq, Inc.	237,741	14,585,410
Northern Trust Corp.	383,848	33,966,710
Raymond James Financial, Inc.	110,958	11,855,862
S&P Global, Inc.(1)	233,199	78,107,673
SEI Investments Co.	159,600	9,304,680
State Street Corp.	200,705	15,568,687
T. Rowe Price Group, Inc.	316,904	34,561,550
UBS Group AG(1)	9	168
		$ 1,241,333,721
Chemicals — 1.4%
AdvanSix, Inc.(1)	968	$ 36,803
Air Products and Chemicals, Inc.	25,995	8,013,219
Albemarle Corp.	100,158	21,720,264
Balchem Corp.	24,992	3,051,773
Cabot Corp.	16,510	1,103,528
Celanese Corp.	23,540	2,406,730
Chemours Co. (The)	147	4,501
Corteva, Inc.(1)	240,354	14,128,008
Dow, Inc.(1)	75,781	3,818,605
DuPont de Nemours, Inc.(1)	494,094	33,909,671
Eastman Chemical Co.	1,062	86,489
Ecolab, Inc.	690,911	100,569,005
FMC Corp.	817	101,962
International Flavors & Fragrances, Inc.	5,000	524,200
Linde PLC(1)	385,761	125,827,523

29
See Notes to Financial Statements.

Tax-Managed Growth Portfolio
December 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
Chemicals (continued)
LyondellBasell Industries NV, Class A	4,063	$ 337,351
NewMarket Corp.	3,923	1,220,485
Nutrien, Ltd.	11,227	819,908
PPG Industries, Inc.	431,052	54,200,478
RPM International, Inc.	3,433	334,546
Scotts Miracle-Gro Co. (The)	136	6,608
Sherwin-Williams Co. (The)	192,914	45,784,280
		$ 418,005,937
Commercial Services & Supplies — 0.4%
Brady Corp., Class A	258	$ 12,152
Cintas Corp.	1,840	830,981
Copart, Inc.(1)	9,542	581,012
HNI Corp.	108,151	3,074,733
IAA, Inc.(1)	310	12,400
MSA Safety, Inc.	83,272	12,006,990
Republic Services, Inc.	4,227	545,241
Rollins, Inc.	60,814	2,222,143
Stericycle, Inc.(1)	4,350	217,021
Waste Connections, Inc.(1)	115,655	15,331,227
Waste Management, Inc.	499,468	78,356,540
		$ 113,190,440
Communications Equipment — 1.8%
Arista Networks, Inc.(1)	2,900,304	$ 351,951,890
Cisco Systems, Inc.	3,619,050	172,411,542
Juniper Networks, Inc.	108,445	3,465,902
Motorola Solutions, Inc.	60,439	15,575,735
		$ 543,405,069
Construction & Engineering — 0.0%(2)
Comfort Systems USA, Inc.(4)	17,894	$ 2,059,241
Fluor Corp.(1)	3,250	112,645
MasTec, Inc.(1)	1,500	127,995
Quanta Services, Inc.	2,649	377,482
		$ 2,677,363
Construction Materials — 0.0%(2)
Vulcan Materials Co.	64,614	$ 11,314,557
		$ 11,314,557
Consumer Finance — 0.7%
American Express Co.	899,152	$ 132,849,708
Bread Financial Holdings, Inc.	686	25,835
Capital One Financial Corp.	70,766	6,578,407
Discover Financial Services	749,479	73,321,531
Security	Shares	Value
Consumer Finance (continued)
LendingClub Corp.(1)	6,665	$ 58,652
Synchrony Financial	78,799	2,589,335
		$ 215,423,468
Containers & Packaging — 0.1%
Amcor PLC(1)	940,774	$ 11,204,618
AptarGroup, Inc.	65,000	7,148,700
Avery Dennison Corp.	11,774	2,131,094
Ball Corp.	63,819	3,263,704
Crown Holdings, Inc.	13,787	1,133,429
International Paper Co.	36,077	1,249,346
Packaging Corp. of America	13,103	1,676,005
Sealed Air Corp.	27,104	1,351,948
Sonoco Products Co.	2,297	139,451
WestRock Co.(1)	22,073	776,087
		$ 30,074,382
Distributors — 0.0%(2)
Genuine Parts Co.	22,932	$ 3,978,931
LKQ Corp.	81,118	4,332,513
Pool Corp.	10,691	3,232,210
		$ 11,543,654
Diversified Consumer Services — 0.0%(2)
Bright Horizons Family Solutions, Inc.(1)	6,150	$ 388,065
H&R Block, Inc.	18,127	661,817
Service Corp. International	16,140	1,115,919
		$ 2,165,801
Diversified Financial Services — 2.9%
Apollo Global Management, Inc.	115,830	$ 7,388,796
Berkshire Hathaway, Inc., Class A(1)	605	283,570,131
Berkshire Hathaway, Inc., Class B(1)	1,935,596	597,905,604
		$ 888,864,531
Diversified Telecommunication Services — 0.2%
AT&T, Inc.	1,224,364	$ 22,540,541
Verizon Communications, Inc.	944,653	37,219,328
		$ 59,759,869
Electric Utilities — 1.1%
ALLETE, Inc.	16,987	$ 1,095,831
Alliant Energy Corp.	21,344	1,178,402
American Electric Power Co., Inc.	238,415	22,637,504
Constellation Energy Corp.	10,429	899,084
Duke Energy Corp.	1,004,408	103,443,980

30
See Notes to Financial Statements.

Tax-Managed Growth Portfolio
December 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
Electric Utilities (continued)
Edison International	510,006	$ 32,446,582
Entergy Corp.	2,640	297,000
Exelon Corp.	31,911	1,379,513
IDACORP, Inc.	565	60,935
NextEra Energy, Inc.	1,762,855	147,374,678
NRG Energy, Inc.	3,136	99,788
Portland General Electric Co.	20,000	980,000
PPL Corp.	2,700	78,894
Southern Co. (The)	238,747	17,048,923
Xcel Energy, Inc.	266,196	18,663,002
		$ 347,684,116
Electrical Equipment — 0.9%
Acuity Brands, Inc.	5,321	$ 881,211
AMETEK, Inc.	55,707	7,783,382
Eaton Corp. PLC	100,148	15,718,229
Emerson Electric Co.	1,974,658	189,685,647
Generac Holdings, Inc.(1)	2,476	249,234
Hubbell, Inc.(1)	62,461	14,658,347
Rockwell Automation, Inc.	139,557	35,945,697
		$ 264,921,747
Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp., Class A	24,679	$ 1,879,059
Badger Meter, Inc.	4,500	490,635
CDW Corp.	144,442	25,794,452
Corning, Inc.	1,268,801	40,525,504
IPG Photonics Corp.(1)	25,541	2,417,967
Keysight Technologies, Inc.(1)	12,704	2,173,273
Littelfuse, Inc.	91,856	20,226,691
Methode Electronics, Inc.	27,000	1,197,990
TE Connectivity, Ltd.	64,747	7,432,956
Teledyne Technologies, Inc.(1)	12,020	4,806,918
Trimble, Inc.(1)	198,434	10,032,823
Vontier Corp.	3,985	77,030
Zebra Technologies Corp., Class A(1)	52,044	13,344,602
		$ 130,399,900
Energy Equipment & Services — 0.3%
ChampionX Corp.(1)	6,002	$ 173,998
Core Laboratories NV	16,652	337,536
Expro Group Holdings N.V.(1)	250,000	4,532,500
Halliburton Co.	691,982	27,229,492
NOV, Inc.	5,400	112,806
Security	Shares	Value
Energy Equipment & Services (continued)
Schlumberger, Ltd.	855,185	$ 45,718,190
Transocean, Ltd.(1)	745	3,397
		$ 78,107,919
Entertainment — 1.4%
Activision Blizzard, Inc.	128,430	$ 9,831,317
Electronic Arts, Inc.	150,119	18,341,539
Live Nation Entertainment, Inc.(1)	20,744	1,446,687
NetEase, Inc., ADR	510	37,041
Netflix, Inc.(1)	234,398	69,119,282
ROBLOX Corp., Class A(1)	905,777	25,778,414
Roku, Inc., Class A(1)	26,288	1,069,922
Spotify Technology S.A.(1)	79,198	6,252,682
Take-Two Interactive Software, Inc.(1)	23,883	2,486,937
Walt Disney Co. (The)(1)	3,401,980	295,564,022
Warner Bros. Discovery, Inc.(1)	644,836	6,113,045
		$ 436,040,888
Equity Real Estate Investment Trusts (REITs) — 0.7%
American Homes 4 Rent, Class A	166,000	$ 5,003,240
American Tower Corp.	97,156	20,583,470
AvalonBay Communities, Inc.	7,000	1,130,640
Boston Properties, Inc.	60	4,055
Brixmor Property Group, Inc.	45,000	1,020,150
Broadstone Net Lease, Inc.	19,453	315,333
Crown Castle, Inc.	1,609	218,245
Digital Realty Trust, Inc.	75	7,520
EastGroup Properties, Inc.	618,809	91,620,861
Equinix, Inc.	990	648,480
Extra Space Storage, Inc.	1,800	264,924
Federal Realty Investment Trust	1,300	131,352
Healthpeak Properties, Inc.	535,000	13,412,450
Host Hotels & Resorts, Inc.	528,986	8,490,225
Mid-America Apartment Communities, Inc.	457	71,744
National Storage Affiliates Trust(4)	170,000	6,140,400
PotlatchDeltic Corp.	60,000	2,639,400
ProLogis, Inc.	40,987	4,620,464
Public Storage	86,114	24,128,282
Realty Income Corp.	100,779	6,392,412
Regency Centers Corp.	405	25,312
SBA Communications Corp.	6,025	1,688,868
Simon Property Group, Inc.	8,192	962,396
Sun Communities, Inc.	86,445	12,361,635
Ventas, Inc.	98,914	4,456,076
		$ 206,337,934

31
See Notes to Financial Statements.

Tax-Managed Growth Portfolio
December 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
Food & Staples Retailing — 1.8%
Costco Wholesale Corp.	925,289	$ 422,394,429
Kroger Co. (The)	701,785	31,285,575
Sprouts Farmers Market, Inc.(1)	293,294	9,493,927
Sysco Corp.	654,709	50,052,503
Walgreens Boots Alliance, Inc.(1)	505,440	18,883,238
Walmart, Inc.	86,257	12,230,380
		$ 544,340,052
Food Products — 1.5%
Archer-Daniels-Midland Co.	137,778	$ 12,792,687
Campbell Soup Co.	748,065	42,452,689
Conagra Brands, Inc.	699,690	27,078,003
Flowers Foods, Inc.	774,473	22,258,354
General Mills, Inc.	171,296	14,363,170
Hain Celestial Group, Inc. (The)(1)	13,632	220,566
Hershey Co. (The)	246,121	56,994,240
Hormel Foods Corp.	366,066	16,674,306
J&J Snack Foods Corp.	33,410	5,001,811
JM Smucker Co. (The)	19,721	3,124,990
Kellogg Co.	73,321	5,223,388
Kraft Heinz Co. (The)	189,995	7,734,696
Lamb Weston Holdings, Inc.(1)	155,211	13,869,655
McCormick & Co., Inc., Non Voting Shares	191,943	15,910,155
Mondelez International, Inc., Class A(1)	1,235,900	82,372,735
Nestle S.A.(1)	993,348	114,740,985
Tyson Foods, Inc., Class A	50,810	3,162,923
Tyson Foods, Inc., Class A(4)	22,540	1,403,115
		$ 445,378,468
Health Care Equipment & Supplies — 3.0%
Abbott Laboratories	2,015,874	$ 221,322,807
Alcon, Inc.	22,924	1,571,440
Align Technology, Inc.(1)	20,794	4,385,455
Baxter International, Inc.	39,731	2,025,089
Becton, Dickinson and Co.	155,907	39,647,150
Boston Scientific Corp.(1)	680,931	31,506,678
DENTSPLY SIRONA, Inc.	126,017	4,012,381
DexCom, Inc.(1)	654,568	74,123,280
Edwards Lifesciences Corp.(1)	31,569	2,355,363
Embecta Corp.	28,297	715,631
IDEXX Laboratories, Inc.(1)	23,216	9,471,199
Inari Medical, Inc.(1)	511,116	32,486,533
Insulet Corp.(1)	10,198	3,002,189
Integra LifeSciences Holdings Corp.(1)	2,955,898	165,737,201
Intuitive Surgical, Inc.(1)	528,489	140,234,556
Medtronic PLC	546,950	42,508,954
Security	Shares	Value
Health Care Equipment & Supplies (continued)
Penumbra, Inc.(1)	105,243	$ 23,412,358
ResMed, Inc.	32,670	6,799,607
Shockwave Medical, Inc.(1)	3,432	705,654
Smith & Nephew PLC ADR	5,500	147,895
STERIS PLC(1)	3,190	589,161
Stryker Corp.	343,734	84,039,526
Teleflex, Inc.	14,475	3,613,394
Zimmer Biomet Holdings, Inc.(1)	151,840	19,359,600
Zimvie, Inc.(1)	15,283	142,743
		$ 913,915,844
Health Care Providers & Services — 3.3%
Acadia Healthcare Co., Inc.(1)	32,000	$ 2,634,240
AmerisourceBergen Corp.	2,501	414,441
Cardinal Health, Inc.	21,017	1,615,577
Centene Corp.(1)	172,873	14,177,315
Cigna Corp.(1)	48,559	16,089,539
CVS Health Corp.	1,992,133	185,646,874
DaVita, Inc.(1)	246,671	18,418,923
Elevance Health, Inc.(1)	150,036	76,963,967
Ensign Group, Inc. (The)	51,487	4,871,185
Guardant Health, Inc.(1)	145,805	3,965,896
HCA Healthcare, Inc.	336,677	80,789,013
Henry Schein, Inc.(1)	26,348	2,104,415
Humana, Inc.	4,117	2,108,686
Laboratory Corp. of America Holdings	2,067	486,737
McKesson Corp.	150,389	56,413,922
Molina Healthcare, Inc.(1)	18,585	6,137,139
Oak Street Health, Inc.(1)	734,379	15,796,492
Progyny, Inc.(1)	15,525	483,604
Quest Diagnostics, Inc.	1,115	174,430
Tenet Healthcare Corp.(1)	32,363	1,578,991
UnitedHealth Group, Inc.	996,426	528,285,137
		$ 1,019,156,523
Health Care Technology — 0.0%(2)
Doximity, Inc., Class A(1)	118,400	$ 3,973,504
Teladoc Health, Inc.(1)	93,070	2,201,105
Veeva Systems, Inc., Class A(1)	33,508	5,407,521
		$ 11,582,130
Hotels, Restaurants & Leisure — 3.4%
Airbnb, Inc., Class A(1)	236,236	$ 20,198,178
Aramark (1)	148,020	6,119,147
Booking Holdings, Inc.(1)	52,915	106,638,541
Carnival Corp.(1)	22,069	177,876

32
See Notes to Financial Statements.

Tax-Managed Growth Portfolio
December 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
Hotels, Restaurants & Leisure (continued)
Chipotle Mexican Grill, Inc.(1)	120,458	$ 167,134,271
Choice Hotels International, Inc.	49,631	5,590,436
Darden Restaurants, Inc.	77,690	10,746,858
Domino's Pizza, Inc.	3,071	1,063,794
Draftkings, Inc., Class A(1)	550	6,265
Expedia Group, Inc.(1)	94,945	8,317,182
Hilton Worldwide Holdings, Inc.	106,201	13,419,558
Hyatt Hotels Corp., Class A(1)	1,353,442	122,418,829
Marriott International, Inc., Class A	1,115,753	166,124,464
McDonald's Corp.	155,004	40,848,204
MGM Resorts International	892,202	29,915,533
Penn Entertainment, Inc.(1)	30,956	919,393
Royal Caribbean Cruises, Ltd.(1)	1,900	93,917
Starbucks Corp.	2,552,969	253,254,525
Texas Roadhouse, Inc.	417,127	37,937,701
Trip.com Group, Ltd., ADR(1)	5,200	178,880
Yum China Holdings, Inc.(1)	295,802	16,165,579
Yum! Brands, Inc.	151,990	19,466,879
		$ 1,026,736,010
Household Durables — 0.2%
D.R. Horton, Inc.	43,075	$ 3,839,706
Helen of Troy, Ltd.(1)	645	71,537
Leggett & Platt, Inc.	94,579	3,048,281
Lennar Corp., Class A	48,693	4,406,716
Lennar Corp., Class B	21	1,570
Mohawk Industries, Inc.(1)	20,864	2,132,718
Newell Brands, Inc.	123,465	1,614,922
NVR, Inc.(1)	1,822	8,404,121
PulteGroup, Inc.	222,055	10,110,164
Tempur Sealy International, Inc.	680,430	23,359,162
Toll Brothers, Inc.	4,378	218,550
Whirlpool Corp.	1,646	232,843
		$ 57,440,290
Household Products — 1.9%
Church & Dwight Co., Inc.	217,268	$ 17,513,974
Clorox Co. (The)	21,183	2,972,610
Colgate-Palmolive Co.	2,827,142	222,750,518
Energizer Holdings, Inc.	10,496	352,141
Kimberly-Clark Corp.	109,242	14,829,602
Procter & Gamble Co. (The)	2,169,454	328,802,448
		$ 587,221,293
Industrial Conglomerates — 0.7%
3M Co.	606,798	$ 72,767,216
Security	Shares	Value
Industrial Conglomerates (continued)
General Electric Co.	763,595	$ 63,981,625
Honeywell International, Inc.	405,496	86,897,793
		$ 223,646,634
Insurance — 1.9%
Aflac, Inc.	920,714	$ 66,236,165
Allstate Corp. (The)	23,233	3,150,395
American International Group, Inc.	140,591	8,890,975
Aon PLC, Class A	177,456	53,261,644
Arch Capital Group, Ltd.(1)	286,437	17,982,515
Arthur J. Gallagher & Co.	550,616	103,813,141
Assurant, Inc.	19,372	2,422,662
Brighthouse Financial, Inc.(1)	936	47,989
Brookfield Reinsurance, Ltd.(1)	1,615	50,533
Brown & Brown, Inc.	407	23,187
Chubb, Ltd.(1)	61,972	13,671,023
Cincinnati Financial Corp.	117,210	12,001,132
Fidelity National Financial, Inc.(1)	58,987	2,219,091
First American Financial Corp.	1,227	64,221
Globe Life, Inc.(1)	208,454	25,129,130
Hartford Financial Services Group, Inc.	218,798	16,591,452
Lincoln National Corp.	73,007	2,242,775
Markel Corp.(1)	27,395	36,092,639
Marsh & McLennan Cos., Inc.	286,604	47,427,230
MetLife, Inc.	19,398	1,403,833
Old Republic International Corp.	57,300	1,383,795
Principal Financial Group, Inc.	112,528	9,443,350
Progressive Corp. (The)	983,264	127,539,173
Prudential Financial, Inc.	22,159	2,203,934
Reinsurance Group of America, Inc.	6,425	912,928
Ryan Specialty Holdings, Inc., Class A(1)(4)	28,103	1,166,555
Travelers Cos., Inc. (The)	146,278	27,425,662
Trisura Group, Ltd.(1)	496	16,604
W.R. Berkley Corp.	43,875	3,184,009
Willis Towers Watson PLC(1)	70	17,121
		$ 586,014,863
Interactive Media & Services — 5.4%
Alphabet, Inc., Class A(1)	6,254,930	$ 551,872,474
Alphabet, Inc., Class C(1)	7,881,052	699,285,744
Baidu, Inc.(1)	136,627	15,627,396
CarGurus, Inc.(1)	37,803	529,620
IAC, Inc.(1)	13,536	600,998
Match Group, Inc.(1)	398,418	16,530,363
Meta Platforms, Inc., Class A(1)	2,513,474	302,471,461
Pinterest, Inc., Class A(1)	2,540,426	61,681,543

33
See Notes to Financial Statements.

Tax-Managed Growth Portfolio
December 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
Interactive Media & Services (continued)
Snap, Inc., Class A(1)	629,323	$ 5,632,441
Vimeo, Inc.(1)	97,055	332,899
Yelp, Inc.(1)	149,508	4,087,549
ZipRecruiter, Inc., Class A(1)	332,657	5,462,228
		$ 1,664,114,716
Internet & Direct Marketing Retail — 2.5%
Alibaba Group Holding, Ltd., ADR(1)	266,843	$ 23,506,200
Altaba, Inc.(1)(5)	114,070	431,185
Amazon.com, Inc.(1)	8,642,089	725,935,476
DoorDash, Inc., Class A(1)	126,839	6,192,280
eBay, Inc.	330,900	13,722,423
Etsy, Inc.(1)	10,937	1,310,034
Qurate Retail, Inc., Series A(1)	99,802	162,677
Wayfair, Inc., Class A(1)	60,022	1,974,123
		$ 773,234,398
IT Services — 3.6%
Accenture PLC, Class A	1,085,382	$ 289,623,333
Affirm Holdings, Inc.(1)	379,636	3,671,080
Akamai Technologies, Inc.(1)	257,365	21,695,869
Amdocs, Ltd.	43,944	3,994,510
Automatic Data Processing, Inc.	310,374	74,135,934
Block, Inc., Class A(1)	434,159	27,282,552
Broadridge Financial Solutions, Inc.	108,827	14,596,966
CGI, Inc.(1)	200	17,226
Cognizant Technology Solutions Corp., Class A	55,060	3,148,881
Fidelity National Information Services, Inc.	22,757	1,544,062
Fiserv, Inc.(1)	863,094	87,232,911
Gartner, Inc.(1)	7,866	2,644,077
Global Payments, Inc.	65,353	6,490,860
International Business Machines Corp.	512,705	72,235,007
Jack Henry & Associates, Inc.	76,657	13,457,903
Kyndryl Holdings, Inc.(1)	50,183	558,035
Mastercard, Inc., Class A	224,503	78,066,428
Okta, Inc.(1)	319,829	21,853,916
Paychex, Inc.	51,475	5,948,451
PayPal Holdings, Inc.(1)	252,678	17,995,727
Sabre Corp.(1)	207,290	1,281,052
Shopify, Inc., Class A(1)	125,240	4,347,080
Snowflake, Inc., Class A(1)	125,608	18,029,772
Twilio, Inc., Class A(1)	555,411	27,192,923
VeriSign, Inc.(1)	5,954	1,223,190
Visa, Inc., Class A	1,459,706	303,268,519
Western Union Co. (The)	21,882	301,315
		$ 1,101,837,579
Security	Shares	Value
Leisure Products — 0.1%
Hasbro, Inc.	8,057	$ 491,558
Mattel, Inc.(1)	10,936	195,098
Polaris, Inc.	79,672	8,046,872
Topgolf Callaway Brands Corp.(1)	1,165,163	23,011,969
		$ 31,745,497
Life Sciences Tools & Services — 1.6%
10X Genomics, Inc., Class A(1)	467,079	$ 17,020,359
Agilent Technologies, Inc.	681,925	102,050,076
Avantor, Inc.(1)	120,000	2,530,800
Bio-Rad Laboratories, Inc., Class A(1)	52	21,865
Bio-Techne Corp.	34,388	2,850,077
Charles River Laboratories International, Inc.(1)	239	52,078
Danaher Corp.	583,645	154,911,056
Illumina, Inc.(1)	56,324	11,388,713
IQVIA Holdings, Inc.(1)	74,076	15,177,432
Mettler-Toledo International, Inc.(1)	1,000	1,445,450
NeoGenomics, Inc.(1)	197,625	1,826,055
PerkinElmer, Inc.	193,852	27,181,927
Thermo Fisher Scientific, Inc.	216,598	119,278,353
Waters Corp.(1)	4,063	1,391,903
West Pharmaceutical Services, Inc.	69,161	16,277,041
		$ 473,403,185
Machinery — 2.2%
Caterpillar, Inc.	411,931	$ 98,682,190
Cummins, Inc.	1,688	408,985
Deere & Co.	236,079	101,221,232
Donaldson Co., Inc.	184,029	10,833,787
Dover Corp.	376,904	51,036,571
Fortive Corp.(1)	33,376	2,144,408
Illinois Tool Works, Inc.	1,283,404	282,733,901
Ingersoll Rand, Inc.	171,795	8,976,289
Lincoln Electric Holdings, Inc.	53,660	7,753,333
Middleby Corp.(1)	2,000	267,800
Nordson Corp.	4,500	1,069,740
Otis Worldwide Corp.	438,031	34,302,208
PACCAR, Inc.	186,094	18,417,723
Parker-Hannifin Corp.	27,492	8,000,172
Pentair PLC	75	3,373
Snap-on, Inc.	29,674	6,780,212
Stanley Black & Decker, Inc.	288	21,635
Toro Co. (The)	14,128	1,599,290
Trinity Industries, Inc.	11,100	328,227

34
See Notes to Financial Statements.

Tax-Managed Growth Portfolio
December 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
Machinery (continued)
Westinghouse Air Brake Technologies Corp.	180,996	$ 18,065,211
Xylem, Inc.	112,894	12,482,690
		$ 665,128,977
Media — 0.2%
Charter Communications, Inc., Class A(1)	5,983	$ 2,028,835
Comcast Corp., Class A	1,350,022	47,210,269
Fox Corp., Class A(1)	50,412	1,531,012
Interpublic Group of Cos., Inc. (The)	976	32,511
Loyalty Ventures, Inc.(1)	274	660
News Corp., Class A(1)	32,000	582,400
Omnicom Group, Inc.	16,403	1,337,993
Paramount Global, Class B	612,221	10,334,291
Trade Desk, Inc. (The), Class A(1)	1,000	44,830
		$ 63,102,801
Metals & Mining — 0.2%
Alcoa Corp.(1)	4,214	$ 191,610
BHP Group, Ltd. ADR	800	49,640
Cleveland-Cliffs, Inc.(1)	278,121	4,480,529
Freeport-McMoRan, Inc.	113,111	4,298,218
Glencore PLC(1)	598,405	3,990,550
Newmont Corp.	103	4,862
Nucor Corp.	242,762	31,998,459
Steel Dynamics, Inc.	232,124	22,678,515
		$ 67,692,383
Multiline Retail — 0.1%
Dollar General Corp.	520	$ 128,050
Dollar Tree, Inc.(1)	207,240	29,312,026
Nordstrom, Inc.	3,192	51,519
Target Corp.	48,083	7,166,290
		$ 36,657,885
Multi-Utilities — 0.2%
Ameren Corp.	1,400	$ 124,488
Black Hills Corp.	783	55,076
Consolidated Edison, Inc.	525,151	50,052,142
Dominion Energy, Inc.	17,002	1,042,562
DTE Energy Co.	77,124	9,064,384
NiSource, Inc.	828	22,704
Public Service Enterprise Group, Inc.	6,921	424,050
Sempra Energy	67,907	10,494,348
WEC Energy Group, Inc.	15,006	1,406,962
		$ 72,686,716
Security	Shares	Value
Oil, Gas & Consumable Fuels — 4.2%
Antero Resources Corp.(1)	1,341,986	$ 41,588,146
Cheniere Energy, Inc.	646,170	96,899,653
Chevron Corp.	1,346,811	241,739,106
ConocoPhillips	868,054	102,430,372
Devon Energy Corp.	55,390	3,407,039
Diamondback Energy, Inc.	126,319	17,277,913
DT Midstream, Inc.(1)	31,712	1,752,405
Enbridge, Inc.	4,983	194,835
EOG Resources, Inc.	1,161,268	150,407,431
EQT Corp.	172,074	5,821,264
Equitrans Midstream Corp.(1)	144,379	967,339
Exxon Mobil Corp.	4,228,845	466,441,604
Hess Corp.	53,310	7,560,424
HF Sinclair Corp.	9,171	475,883
Kinder Morgan, Inc.	114,876	2,076,958
Magnolia Oil & Gas Corp., Class A(1)	245,547	5,758,077
Marathon Petroleum Corp.	215,166	25,043,171
Murphy Oil Corp.	44,823	1,927,837
Occidental Petroleum Corp.	435,211	27,413,941
ONEOK, Inc.	147,290	9,676,953
Phillips 66(1)	202,729	21,100,034
Pioneer Natural Resources Co.	31,687	7,236,994
Range Resources Corp.	664,831	16,634,072
Shell PLC	100	5,695
Texas Pacific Land Corp.	6,565	15,389,870
Valero Energy Corp.	17,838	2,262,929
Williams Cos., Inc. (The)	34,025	1,119,423
		$ 1,272,609,368
Paper and Forest Products — 0.0%(2)
Sylvamo Corp.	3,229	$ 156,897
		$ 156,897
Personal Products — 0.2%
Estee Lauder Cos., Inc. (The), Class A	197,971	$ 49,118,585
Haleon PLC ADR(1)	10,395	83,160
Unilever PLC ADR	70,897	3,569,664
		$ 52,771,409
Pharmaceuticals — 5.9%
AstraZeneca PLC ADR	1,319,901	$ 89,489,288
Bausch Health Cos., Inc.(1)	4,389	27,563
Bristol-Myers Squibb Co.	2,585,047	185,994,132
Catalent, Inc.(1)	45,943	2,067,894
Eli Lilly & Co.	1,834,808	671,246,159
GSK PLC ADR	9,490	333,478

35
See Notes to Financial Statements.

Tax-Managed Growth Portfolio
December 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
Pharmaceuticals (continued)
Johnson & Johnson	2,621,714	$ 463,125,778
Merck & Co., Inc.	1,738,405	192,876,035
Novartis AG ADR	145,139	13,167,010
Novo Nordisk A/S ADR	56,211	7,607,597
Organon & Co.	160,960	4,495,613
Pfizer, Inc.	2,377,976	121,847,490
Reata Pharmaceuticals, Inc., Class A(1)	4,694	178,325
Roche Holding AG ADR	38,814	1,519,568
Sanofi ADR	6,100	295,423
Takeda Pharmaceutical Co., Ltd. ADR(1)	5,036	78,561
Teva Pharmaceutical Industries, Ltd., ADR(1)	5,106	46,567
Viatris, Inc.	141,138	1,570,866
Zoetis, Inc.(1)	307,471	45,059,875
		$ 1,801,027,222
Professional Services — 0.4%
ASGN, Inc.(1)	284,823	$ 23,207,378
Booz Allen Hamilton Holding Corp.	162,364	16,970,285
CACI International, Inc., Class A(1)	19,784	5,946,873
Equifax, Inc.	14,485	2,815,305
Exponent, Inc.	14,326	1,419,563
ICF International, Inc.	47,981	4,752,518
Jacobs Solutions, Inc.	85,615	10,279,793
Thomson Reuters Corp.	184,536	21,050,022
TriNet Group, Inc.(1)	23,100	1,566,180
Verisk Analytics, Inc.	270,734	47,762,892
		$ 135,770,809
Real Estate Management & Development — 0.0%(2)
Zillow Group, Inc., Class A(1)	10,638	$ 332,012
Zillow Group, Inc., Class C(1)	21,276	685,300
		$ 1,017,312
Road & Rail — 1.3%
Canadian National Railway Co.	124,084	$ 14,751,106
Canadian Pacific Railway, Ltd.	10,807	806,094
CSX Corp.	1,984,382	61,476,154
J.B. Hunt Transport Services, Inc.	17,448	3,042,233
Lyft, Inc., Class A(1)	160,326	1,766,793
Norfolk Southern Corp.	380,263	93,704,408
Old Dominion Freight Line, Inc.	3,400	964,852
Rxo, Inc.(1)	67,458	1,160,278
Uber Technologies, Inc.(1)	3,699,519	91,489,105
Union Pacific Corp.	676,566	140,096,522
XPO, Inc.(1)	67,458	2,245,677
		$ 411,503,222
Security	Shares	Value
Semiconductors & Semiconductor Equipment — 4.4%
Advanced Micro Devices, Inc.(1)	64,937	$ 4,205,969
Analog Devices, Inc.	502,851	82,482,650
Applied Materials, Inc.	567,578	55,270,746
ASML Holding NV - NY Shares	12,672	6,923,981
Broadcom, Inc.(1)	119,304	66,706,446
Cirrus Logic, Inc.(1)	50,300	3,746,344
Enphase Energy, Inc.(1)	57,500	15,235,200
Intel Corp.	4,425,849	116,975,189
KLA Corp.	605	228,103
Lam Research Corp.	82,291	34,586,907
Marvell Technology, Inc.	95,691	3,544,395
Microchip Technology, Inc.	1,109,179	77,919,825
Micron Technology, Inc.	636,817	31,828,114
Micron Technology, Inc.(4)	11,829	591,213
Monolithic Power Systems, Inc.	4,000	1,414,440
NVIDIA Corp.	2,558,996	373,971,675
NXP Semiconductors NV	14,754	2,331,575
ON Semiconductor Corp.(1)	229,518	14,315,038
Qorvo, Inc.(1)	13,586	1,231,435
QUALCOMM, Inc.	2,594,113	285,196,783
Silicon Laboratories, Inc.(1)	67,435	9,148,906
Skyworks Solutions, Inc.	1,000	91,130
SolarEdge Technologies, Inc.(1)	1,000	283,270
Teradyne, Inc.	13,157	1,149,264
Texas Instruments, Inc.	953,711	157,572,131
		$ 1,346,950,729
Software — 8.4%
Adobe, Inc.(1)	430,743	$ 144,957,942
ANSYS, Inc.(1)	154,179	37,248,105
Autodesk, Inc.(1)	33,712	6,299,761
Box, Inc., Class A(1)	106,049	3,301,305
Cadence Design Systems, Inc.(1)	639,061	102,658,759
Cerence, Inc.(1)	783	14,509
Check Point Software Technologies, Ltd.(1)	82,484	10,406,181
Coupa Software, Inc.(1)	54,504	4,315,082
Crowdstrike Holdings, Inc., Class A(1)	433,003	45,590,886
DocuSign, Inc.(1)	1,146,298	63,527,835
Dolby Laboratories, Inc., Class A	1,232	86,905
Dropbox, Inc., Class A(1)	3,191,403	71,423,599
Envestnet, Inc.(1)	87,353	5,389,680
Fortinet, Inc.(1)	148,420	7,256,254
Gen Digital, Inc.	121,376	2,601,088
Guidewire Software, Inc.(1)	63,449	3,969,369
Hashicorp, Inc.(1)	29,947	818,751
Intuit, Inc.	129,837	50,535,157

36
See Notes to Financial Statements.

Tax-Managed Growth Portfolio
December 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
Software (continued)
Manhattan Associates, Inc.(1)	77,673	$ 9,429,502
Microsoft Corp.	5,423,454	1,300,652,738
nCino, Inc.(1)	25,000	661,000
NCR Corp.(1)	190	4,448
NICE, Ltd. ADR(1)	900	173,070
Nutanix, Inc., Class A(1)	18,402	479,372
Olo, Inc., Class A(1)	64,200	401,250
Oracle Corp.	445,550	36,419,257
Palantir Technologies, Inc., Class A(1)	3,040,678	19,521,153
Palo Alto Networks, Inc.(1)	711,853	99,331,968
Paycom Software, Inc.(1)	552,844	171,553,022
PTC, Inc.(1)	2,430	291,697
Qualys, Inc.(1)	116,090	13,028,781
RingCentral, Inc., Class A(1)	18,835	666,759
Roper Technologies, Inc.	37,107	16,033,564
Salesforce, Inc.(1)	422,862	56,067,273
SAP SE ADR	2,796	288,519
ServiceNow, Inc.(1)	227,636	88,384,230
Smartsheet, Inc., Class A(1)	227,811	8,966,641
Splunk, Inc.(1)	388,076	33,409,463
Synopsys, Inc.(1)	36,393	11,619,921
Teradata Corp.(1)	318	10,704
Tyler Technologies, Inc.(1)	232,333	74,906,482
VMware, Inc., Class A(1)	9,304	1,142,159
Workday, Inc., Class A(1)	248,928	41,653,122
Zscaler, Inc.(1)	99,213	11,101,935
		$ 2,556,599,198
Specialty Retail — 2.9%
Advance Auto Parts, Inc.	16,346	$ 2,403,352
AutoNation, Inc.(1)	17,962	1,927,323
AutoZone, Inc.(1)	2,520	6,214,774
Bath & Body Works, Inc.(1)	430,499	18,141,228
Bed Bath & Beyond, Inc.(1)	15,000	37,650
Best Buy Co., Inc.	343,446	27,547,804
Burlington Stores, Inc.(1)	16,288	3,302,555
CarMax, Inc.(1)	34,010	2,070,869
Dick's Sporting Goods, Inc.	61,239	7,366,439
Five Below, Inc.(1)	71,000	12,557,770
Gap, Inc. (The)	75,000	846,000
Home Depot, Inc. (The)	169,946	53,679,143
Lithia Motors, Inc.	80	16,379
Lowe's Cos., Inc.	1,163,176	231,751,186
O'Reilly Automotive, Inc.(1)	250,731	211,624,486
Ross Stores, Inc.	590,159	68,499,755
Signet Jewelers, Ltd.	65,986	4,487,048
Security	Shares	Value
Specialty Retail (continued)
TJX Cos., Inc. (The)	1,702,486	$ 135,517,886
Tractor Supply Co.	248,742	55,959,488
Ulta Beauty, Inc.(1)	96,964	45,482,903
Victoria's Secret & Co.(1)	88,445	3,164,562
Warby Parker, Inc., Class A(1)	4,087	55,134
		$ 892,653,734
Technology Hardware, Storage & Peripherals — 6.4%
Apple, Inc.	14,661,178	$ 1,904,926,858
Dell Technologies, Inc., Class C(1)	50,698	2,039,074
Hewlett Packard Enterprise Co.(1)	394,164	6,290,857
Logitech International S.A.	2,406	149,773
NetApp, Inc.	78,200	4,696,692
Pure Storage, Inc., Class A(1)	1,300,000	34,788,000
Seagate Technology Holdings PLC	6,406	337,020
		$ 1,953,228,274
Textiles, Apparel & Luxury Goods — 1.2%
Columbia Sportswear Co.	19,096	$ 1,672,428
Crocs, Inc.(1)	300	32,529
Hanesbrands, Inc.	36,024	229,112
Kontoor Brands, Inc.(1)	32,734	1,309,033
Levi Strauss & Co., Class A	285,636	4,433,071
Lululemon Athletica, Inc.(1)	7,878	2,523,953
NIKE, Inc., Class B	2,818,569	329,800,759
PVH Corp.	16	1,129
Skechers USA, Inc., Class A(1)	195,345	8,194,723
Tapestry, Inc.(1)	522	19,878
Under Armour, Inc., Class C(1)	500	4,460
VF Corp.	279,743	7,723,704
		$ 355,944,779
Thrifts & Mortgage Finance — 0.0%(2)
Essent Group, Ltd.	96,312	$ 3,744,610
		$ 3,744,610
Tobacco — 0.5%
Altria Group, Inc.	967,603	$ 44,229,133
British American Tobacco PLC ADR	3	120
Philip Morris International, Inc.	1,191,873	120,629,466
		$ 164,858,719
Trading Companies & Distributors — 0.4%
Fastenal Co.	2,056,421	$ 97,309,842
NOW, Inc.(1)	944	11,989

37
See Notes to Financial Statements.

Tax-Managed Growth Portfolio
December 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
Trading Companies & Distributors (continued)
United Rentals, Inc.(1)	6,508	$ 2,313,073
W.W. Grainger, Inc.	14,772	8,216,925
		$ 107,851,829
Water Utilities — 0.0%(2)
American Water Works Co., Inc.	23,888	$ 3,641,009
Essential Utilities, Inc.	500	23,865
		$ 3,664,874
Wireless Telecommunication Services — 0.1%
America Movil SAB de CV, Series L ADR	1,200	$ 21,840
Rogers Communications, Inc., Class B	750	35,130
T-Mobile US, Inc.(1)	168,477	23,586,780
		$ 23,643,750
Total Common Stocks (identified cost $17,954,862,757)		$30,378,309,042

Preferred Stocks — 0.0%(2)
Security	Shares	Value
Internet & Direct Marketing Retail — 0.0%(2)
Qurate Retail, Inc., Series A, 8.00%(1)	2,994	$ 102,575
Total Preferred Stocks (identified cost $168,590)		$ 102,575

Rights — 0.0%(2)
Security	Shares	Value
Health Care Equipment & Supplies — 0.0%(2)
Abiomed, Inc., CVR, (1)(5)	52,449	$ 53,498
Total Rights (identified cost $53,498)		$ 53,498

Short-Term Investments — 0.6%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.11%(6)	170,972,940	$ 170,972,940
Total Short-Term Investments (identified cost $170,972,940)		$ 170,972,940
Total Investments — 99.9% (identified cost $18,126,057,785)		$30,549,438,055
Other Assets, Less Liabilities — 0.1%		$ 43,624,354
Net Assets — 100.0%		$30,593,062,409
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Non-income producing security.
(2)	Amount is less than 0.05%.
(3)	Represents an investment in an issuer that is deemed to be an affiliate (see Note 7).
(4)	Restricted security (see Note 5).
(5)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 8).
(6)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of December 31, 2022.
Abbreviations:
ADR	– American Depositary Receipt
CVR	– Contingent Value Rights

38
See Notes to Financial Statements.

Tax-Managed Growth Portfolio
December 31, 2022
Statement of Assets and Liabilities

December 31, 2022
Assets
Unaffiliated investments, at value (identified cost $17,911,976,920)	$ 30,288,322,065
Affiliated investments, at value (identified cost $214,080,865)	261,115,990
Cash	36,626
Dividends receivable	19,979,202
Dividends receivable from affiliated investment	502,195
Receivable for investments sold	35,105,730
Tax reclaims receivable	1,624,644
Total assets	$30,606,686,452
Liabilities
Payable to affiliates:
Investment adviser fee	$ 10,954,169
Trustees' fees	27,125
Accrued expenses	2,642,749
Total liabilities	$ 13,624,043
Net Assets applicable to investors' interest in Portfolio	$30,593,062,409
39
See Notes to Financial Statements.

Tax-Managed Growth Portfolio
December 31, 2022
Statement of Operations

Year Ended
December 31, 2022
Investment Income
Dividend income (net of foreign taxes withheld of $2,974,285)	$ 432,291,619
Dividend income from affiliated investments	7,049,334
Total investment income	$ 439,340,953
Expenses
Investment adviser fee	$ 133,361,879
Trustees’ fees and expenses	108,500
Custodian fee	4,031,620
Professional fees	807,294
Miscellaneous	724,395
Total expenses	$ 139,033,688
Deduct:
Waiver and/or reimbursement of expenses by affiliate	$ 150,137
Total expense reductions	$ 150,137
Net expenses	$ 138,883,551
Net investment income	$ 300,457,402
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions(1)	$ 724,641,572
Investment transactions - affiliated investments	53,760,994
Foreign currency transactions	32,250
Net realized gain	$ 778,434,816
Change in unrealized appreciation (depreciation):
Investments	$ (8,489,951,223)
Investments - affiliated investments	(79,974,322)
Foreign currency	(28,640)
Net change in unrealized appreciation (depreciation)	$(8,569,954,185)
Net realized and unrealized loss	$(7,791,519,369)
Net decrease in net assets from operations	$(7,491,061,967)
(1)	Aggregate amount includes $836,962,829 of net realized gains from redemptions in-kind.
40
See Notes to Financial Statements.

Tax-Managed Growth Portfolio
December 31, 2022
Statements of Changes in Net Assets

	Year Ended December 31,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 300,457,402	$ 225,467,932
Net realized gain	778,434,816	674,550,746
Net change in unrealized appreciation (depreciation)	(8,569,954,185)	6,254,806,403
Net increase (decrease) in net assets from operations	$ (7,491,061,967)	$ 7,154,825,081
Capital transactions:
Contributions	$ 2,468,619,619	$ 3,616,316,912
Withdrawals	(1,697,105,702)	(1,445,245,658)
Net increase in net assets from capital transactions	$ 771,513,917	$ 2,171,071,254
Net increase (decrease) in net assets	$ (6,719,548,050)	$ 9,325,896,335
Net Assets
At beginning of year	$ 37,312,610,459	$ 27,986,714,124
At end of year	$30,593,062,409	$37,312,610,459
41
See Notes to Financial Statements.

Tax-Managed Growth Portfolio
December 31, 2022
Financial Highlights

	Year Ended December 31,
Ratios/Supplemental Data	2022	2021	2020	2019	2018
Ratios (as a percentage of average daily net assets):
Expenses	0.43% (1)	0.43%	0.44%	0.45%	0.46%
Net investment income	0.93%	0.69%	1.07%	1.28%	1.25%
Portfolio Turnover(2)	3%	1%	1%	1%	1%
Total Return	(19.86)%	25.05%	23.42%	29.87%	(5.02)%
Net assets, end of year (000’s omitted)	$30,593,062	$37,312,610	$27,986,714	$22,013,353	$16,016,046
(1)	The investment adviser reduced a portion of its adviser fee (equal to less than 0.005% of average daily net assets for the year ended December 31, 2022).
(2)	Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The portfolio turnover of the Portfolio including in-kind contributions and distributions of securities was 8%, 4%, 6%, 6% and 6% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively.
42
See Notes to Financial Statements.

Tax-Managed Growth Portfolio
December 31, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Tax-Managed Growth Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns for interestholders through investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2022, Eaton Vance Tax-Managed Growth Fund 1.0, Eaton Vance Tax-Managed Growth Fund 1.1, Eaton Vance Tax-Managed Growth Fund 1.2 and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 3.6%, 6.0%, 3.3%, and 0.6% respectively, in the Portfolio. In addition, an unregistered fund managed by the adviser to the Portfolio held an aggregate interest of 86.5% in the Portfolio (See Note 10).
The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services — Investment Companies.”
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio's Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Trustees have designated the Portfolio’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such reclaims.
D  Federal Taxes—The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.
43

Tax-Managed Growth Portfolio
December 31, 2022
Notes to Financial Statements — continued

As of December 31, 2022, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
G  Indemnifications—Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.
2  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR) an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Portfolio. The investment adviser fee is based upon an annual rate of the Portfolio's average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate (Year Ended December 31, 2022)*	Annual Fee Rate (Effective January 13, 2023)**
Up to $500 million	0.6250%	0.5575%
$500 million but less than $1 billion	0.5625%	0.4950%
$1 billion but less than $1.5 billion	0.5000%	0.4325%
$1.5 billion but less than $7 billion	0.4375%	0.3700%
$7 billion but less than $10 billion	0.4250%	0.3575%
$10 billion but less than $15 billion	0.4125%	0.3450%
$15 billion but less than $20 billion	0.4000%	0.3325%
$20 billion but less than $25 billion	0.3900%	0.3225%
$25 billion but less than $30 billion	0.3800%	0.3125%
$30 billion but less than $35 billion	0.3700%	0.3020%
$35 billion but less than $45 billion	0.3650%	0.2970%
$45 billion and over	0.3600%	0.2920%
*	Pursuant to an amendment to the investment advisory agreement effective July 1, 2022, BMR contractually agreed to reduce its investment adviser fee rate of the average daily net assets of $30 billion and over to the rates as stated above.
**	Pursuant to an amendment to the investment advisory agreement effective January 13, 2023, BMR agreed to reduce the annual fee rate of the average daily net asset levels as stated above in order to approximately match the effective annualized fee rate in effect prior the redemption described in Note 10.
For the year ended December 31, 2022, the Portfolio's investment adviser fee amounted to $133,361,879 or 0.41% of the Portfolio's average daily net assets.
Effective April 26, 2022, the Portfolio may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Portfolio is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Fund. For the year ended December 31, 2022, the investment
44

Tax-Managed Growth Portfolio
December 31, 2022
Notes to Financial Statements — continued

adviser fee paid was reduced by $150,137 relating to the Portfolio’s investment in the Liquidity Fund. Prior to April 26, 2022, the Portfolio may have invested its cash in Eaton Vance Cash Reserves Fund (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). EVM did not receive a fee for advisory services provided to Cash Reserves Fund.
Officers and Trustees of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2022, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.
3  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations, aggregated $1,638,240,564 and $936,509,672, respectively, for the year ended December 31, 2022. In addition, investors contributed securities with an aggregate market value of $1,818,762,358 and investments having an aggregate market value of $1,558,654,246 were distributed in payment for capital withdrawals during the year ended December 31, 2022.
4  Federal Income Tax Basis of Investments
The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2022, as determined on a federal income tax basis, were as follows:
Aggregate cost	$ 5,205,682,469
Gross unrealized appreciation	$ 25,377,154,346
Gross unrealized depreciation	(33,398,760)
Net unrealized appreciation	$25,343,755,586
5  Restricted Securities
At December 31, 2022, the Portfolio owned the following securities (representing less than 0.05% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933. The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.
Description	Date(s) of Acquisition	Eligible for Resale	Shares	Cost	Value
Common Stocks
Comfort Systems USA, Inc.	6/16/2022	6/16/2023	17,894	$ 1,500,019	$ 2,059,241
Micron Technology, Inc.	3/17/2022	3/17/2023	11,829	941,898	591,213
National Storage Affiliates Trust	3/17/2022	3/17/2023	170,000	10,315,540	6,140,400
Ryan Specialty Holdings, Inc., Class A	6/16/2022	6/16/2023	28,103	996,827	1,166,555
Tyson Foods, Inc., Class A	3/17/2022	3/17/2023	22,540	1,965,349	1,403,115
Total Restricted Securities				$15,719,633	$11,360,524
45

Tax-Managed Growth Portfolio
December 31, 2022
Notes to Financial Statements — continued

6  Line of Credit
The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $725 million unsecured line of credit agreement with a group of banks, which is in effect through October 24, 2023. In connection with the renewal of the agreement on October 25, 2022, the borrowing limit was decreased from $800 million. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Also in connection with the renewal of the agreement, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2022.
7  Investments in Affiliated Issuers and Funds
At December 31, 2022, the value of the Portfolio's investment in affiliated issuers and funds, including funds that may be deemed to be affiliated, was $261,115,990, which represents 0.9% of the Portfolio's net assets. Transactions in such investments by the Portfolio for the year ended December 31, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units/Shares, end of period
Common Stocks
Morgan Stanley	$208,377,288	$ —	$ (92,024,694)	$ 53,767,805	$ (79,977,349)	$ 90,143,050	$ 4,779,161	1,060,257
Short-Term Investments
Cash Reserves Fund	97,096,177	730,786,970	(827,879,363)	(6,811)	3,027	—	43,116	—
Liquidity Fund	—	631,160,173	(460,187,233)	—	—	170,972,940	2,227,057	170,972,940
Total				$53,760,994	$(79,974,322)	$261,115,990	$7,049,334
8  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At December 31, 2022, the hierarchy of inputs used in valuing the Portfolio's investments, which are carried at value, were as follows:
Asset Description	Level 1	Level 2	Level 3*	Total
Common Stocks:
Communication Services	$ 2,246,662,024	$ —	$ —	$ 2,246,662,024
Consumer Discretionary	3,363,395,662	—	431,185	3,363,826,847
Consumer Staples	2,415,368,566	114,740,985	—	2,530,109,551
Energy	1,350,717,287	—	—	1,350,717,287
Financials	4,133,973,972	11,549,583	—	4,145,523,555
Health Care	5,114,839,875	—	—	5,114,839,875
46

Tax-Managed Growth Portfolio
December 31, 2022
Notes to Financial Statements — continued

Asset Description (continued)	Level 1	Level 2	Level 3*	Total
Industrials	$ 2,835,574,046	$ —	$ —	$ 2,835,574,046
Information Technology	7,632,420,749	—	—	7,632,420,749
Materials	523,253,606	3,990,550	—	527,244,156
Real Estate	207,355,246	—	—	207,355,246
Utilities	424,035,706	—	—	424,035,706
Total Common Stocks	$30,247,596,739	$130,281,118**	$431,185	$30,378,309,042
Preferred Stocks	$ 102,575	$ —	$ —	$ 102,575
Rights	—	—	53,498	53,498
Short-Term Investments	170,972,940	—	—	170,972,940
Total Investments	$30,418,672,254	$130,281,118	$484,683	$30,549,438,055
*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
**	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2022 is not presented.
9  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Portfolio's performance, or the performance of the securities in which the Portfolio invests.
10  Redemption of Unregistered Fund
In October 2022, the Portfolio's Trustees approved the redemption of the unregistered fund's interest in the Portfolio. As of the close of business on January 13, 2023, the unregistered fund redeemed in-kind its entire interest in the Portfolio amounting to $27,556,262,973. The in-kind redemption of the unregistered fund's interest in the Portfolio did not result in the Portfolio's recognition of any gain or loss for federal income tax purposes and is not expected to materially affect the Portfolio's investment strategy, fees and expenses, or tax position. In accordance with GAAP, the Portfolio recognized a net realized gain of approximately $11.3 billion as a result of the redemption in-kind.
47

Tax-Managed Growth Portfolio
December 31, 2022
Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Growth Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Tax-Managed Growth Portfolio (the "Portfolio"), including the portfolio of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 24, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
48

Eaton Vance
Tax-Managed Growth Fund 1.1
December 31, 2022
Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust and the Portfolio's affairs. The Board members and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund's and the Portfolio's current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund or Portfolio to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund or Portfolio to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 130 funds in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV (since 2021), Chief Executive Officer of EVM and BMR. Formerly, Chairman, Chief Executive Officer (2007-2021) and President (2006-2021) of EVC and Director of EVD (2007-2022). Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM and EV, which are affiliates of the Trust.
Other Directorships. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).
Noninterested Trustees
Alan C. Bowser(1) 1962	Trustee	Since 2022	Formerly, Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- 2023).
Other Directorships. None.
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
49

Eaton Vance
Tax-Managed Growth Fund 1.1
December 31, 2022
Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Formerly, Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (2021-2023).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser(1) 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Eric A. Stein 1980	President of the Trust	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).
R. Kelly Williams, Jr. 1971	President of the Portfolio	Since 2022	President and Chief Operating Officer of Atlanta Capital Management Company, LLC. Officer of 21 registered investment companies managed by Eaton Vance or BMR.
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
50

Eaton Vance
Tax-Managed Growth Fund 1.1
December 31, 2022
Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
Nicholas Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1) Mr. Bowser and Ms. Wiser began serving as Trustees effective April 4, 2022.
The SAI for the Funds includes additional information about the Trustees and officers of the Funds  and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.
51

Eaton Vance
Tax-Managed Growth Fund 1.2
December 31, 2022
Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust and the Portfolio's affairs. The Board members and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund's and the Portfolio's current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund or Portfolio to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund or Portfolio to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 130 funds in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV (since 2021), Chief Executive Officer of EVM and BMR. Formerly, Chairman, Chief Executive Officer (2007-2021) and President (2006-2021) of EVC and Director of EVD (2007-2022). Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM and EV, which are affiliates of the Trust.
Other Directorships. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).
Noninterested Trustees
Alan C. Bowser(1) 1962	Trustee	Since 2022	Formerly, Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- 2023).
Other Directorships. None.
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
52

Eaton Vance
Tax-Managed Growth Fund 1.2
December 31, 2022
Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Formerly, Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (2021-2023).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser(1) 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Eric A. Stein 1980	President of the Trust	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).
R. Kelly Williams, Jr. 1971	President of the Portfolio	Since 2022	President and Chief Operating Officer of Atlanta Capital Management Company, LLC. Officer of 21 registered investment companies managed by Eaton Vance or BMR.
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
53

Eaton Vance
Tax-Managed Growth Fund 1.2
December 31, 2022
Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
Nicholas Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1) Mr. Bowser and Ms. Wiser began serving as Trustees effective April 4, 2022.
The SAI for the Funds includes additional information about the Trustees and officers of the Funds  and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.
54

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
55

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
56

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
57

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This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Tax-Managed Growth Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110
Investment Adviser and Administrator of Eaton Vance
Tax-Managed Growth Funds 1.1 and 1.2
Eaton Vance Management
Two International Place
Boston, MA 02110
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 534439
Pittsburgh, PA 15253-4439
(800) 262-1122
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4966    12.31.22

Parametric
Commodity Strategy Fund
Annual Report
December 31, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser and Parametric Portfolio Associates LLC (Parametric), the sub-adviser to the Fund, are registered with the CFTC as commodity pool operators and commodity trading advisors. As the “commodity pool operator” of the Fund, the adviser has claimed relief under the Commodity Exchange Act from certain reporting and recordkeeping requirements.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-260-0761.

Annual Report December 31, 2022
Parametric
Commodity Strategy Fund

Parametric
Commodity Strategy Fund
December 31, 2022
Management’s Discussion of Fund Performance†

Economic and Market Conditions
Commodities increased in value -- one of the few asset classes to do so -- in 2022, withstanding higher interest rates and inflation, and boosted in part by geopolitical turmoil. For the 12-month period ended December 31, 2022, the Bloomberg Commodity Index Total Return (the Index) returned 16.09%. Strong gains in energy and agriculture commodities more than offset weaknesses in precious metals and industrial metals during the period.
Following Russia’s invasion of Ukraine in February 2022, crude oil prices surged over $100 per barrel. Despite a heavy reliance on Russian energy, the European Union agreed to a partial ban on Russian oil, cutting imports by 90%. Downstream petroleum products, such as gasoline and diesel, had even greater success with their price growth leading all commodities. Likewise, the Russia-Ukraine conflict sent global natural gas markets into overdrive. However, after reaching midyear highs, natural gas prices declined significantly due in part to a mild start to winter in the Northern Hemisphere.
Similarly, wheat, corn, and soybeans experienced double-digit returns during the period, driven in part by Russia’s invasion of Ukraine. Russia and Ukraine account for more than one quarter of the world’s wheat trade, putting this vital food source at risk during the period. In addition, China’s emergence from three years of self-imposed COVID-19 isolation helped buoy demand for soybeans and soybean by-products due to the country’s substantial consumption needs.
Conversely, the price of industrial metals -- with the exception of nickel -- fell during the period. Copper -- often referred to as the global economic bellwether -- shed 14% amid fears that tightening monetary policies by central banks to fight inflation might tip the world into economic recession. China’s extended zero-COVID policy also posed headwinds to industrial activity, slowing the country’s manufacturing and industrial capabilities. Finally, the price of precious metals were kept in check by rising interest rates, which essentially increased opportunity costs for investors during the period.
Fund Performance
For the 12-month period ended December 31, 2022, Parametric Commodity Strategy Fund (the Fund) returned 17.05% for Class A shares at net asset value (NAV), outperforming its benchmark, the Bloomberg Commodity Index Total Return (the Index), which returned 16.09%.
An overweight position in gasoline contributed to the Fund’s relative performance versus the Index during the period. Gasoline prices rose due to a robust summer travel season and the broader increase in crude oil. The Fund’s underweight exposure to gold contributed to relative performance as the strength of the U.S. dollar weighed heavily on the price of precious metals. The Fund’s allocation to natural gas also contributed to performance relative to the Index during the period.
The main detractor from the Fund’s relative performance was its underweight position in crude oil. Following Russia’s invasion of Ukraine, crude oil prices jumped as global inventories were insufficient to buffer against the sudden supply disruption. An overweight exposure to aluminum also weighed on relative returns as China’s prolonged zero-COVID policy reduced demand for the metal during the period. Additionally, the Fund’s overweight exposure to arabica coffee detracted from performance relative to the Index during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
2

Parametric
Commodity Strategy Fund
December 31, 2022
Performance

Portfolio Manager(s) Thomas C. Seto and Gregory J. Liebl, CFA, each of Parametric Portfolio Associates LLC
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	01/03/2012	05/25/2011	17.05%	10.03%	1.47%
Class A with 3.25% Maximum Sales Charge	—	—	13.26	9.32	1.14
Class I at NAV	05/25/2011	05/25/2011	17.56	10.29	1.72

Bloomberg Commodity Index Total Return	—	—	16.09%	6.44%	(1.28)%
% Total Annual Operating Expense Ratios[3]	Class A	Class I
	0.91%	0.66%
Growth of $10,0002

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I, at minimum investment	$1,000,000	12/31/2012	$1,185,882	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
3

Parametric
Commodity Strategy Fund
December 31, 2022
Fund Profile

Commodity Exposure (% of net assets)[1]
Agriculture	25.96%
Soybeans	3.61
Corn	3.59
Coffee	3.54
Soybean Oil	3.47
Soybean Meal	1.86
Wheat	1.83
Cotton	1.81
Cocoa	1.81
Sugar	1.78
Kansas Wheat	0.90
Robusta Coffee	0.89
White Sugar	0.87
Energy	25.62%
Unleaded Gas	7.68
Natural Gas	7.15
Gas Oil	3.60
Heating Oil	3.51
Crude Oil-Brent	1.89
Crude Oil-WTI	1.79
Industrial Metals	24.17%
Aluminium	7.10
Nickel	3.59
Zinc	3.58
New York Copper	3.56
Copper	3.55
Lead	1.87
Tin	0.92
Precious Metals	17.93%
Gold	7.14
Silver	7.11
Platinum	1.88
Palladium	1.80
Livestock	6.25%
Live Cattle	3.58
Lean Hogs	1.78
Feeder Cattle	0.89
Asset Allocation (% of net assets)[2,3]

Footnotes:
[1]	Commodity Exposure reflects the Fund’s net exposure to commodities through its investment in commodity-linked derivative instruments.
[2]	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.
[3]	Short-Term Investments are held as collateral for the Fund’s futures contracts positions.
See Endnotes and Additional Disclosures in this report.
4

Parametric
Commodity Strategy Fund
December 31, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Bloomberg Commodity Index Total Return is designed to provide diversified commodity exposure, with weightings based on each underlying commodity’s liquidity and economic significance. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sale charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class A is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.
[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Important Notice to Shareholders
Effective April 29, 2022, the Fund’s Investor Class shares were redesignated as Class A shares. Class A shares are subject to a front-end sales charge, subject to certain exceptions. Former Investor Class shareholders, who established their Fund accounts before April 29, 2022, did not pay a sales charge in connection with the redesignation or will not be subject to this sales charge on future purchases of Class A purchases for such accounts. Effective April 29, 2022, the Fund’s Institutional Class shares were redesignated as Class I shares. This share class redesignation did not result in changes to the annual operating expenses of Class I or the Fund.
5

Parametric
Commodity Strategy Fund
December 31, 2022
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period* (7/1/22 – 12/31/22)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,024.80	$4.75	0.93%
Class I	$1,000.00	$1,027.50	$3.48	0.68%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.52	$4.74	0.93%
Class I	$1,000.00	$1,021.78	$3.47	0.68%
*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2022.
6

Parametric
Commodity Strategy Fund
December 31, 2022
Consolidated Portfolio of Investments

Exchange-Traded Funds — 4.2%
Security	Shares	Value
Equity Funds — 4.2%
SPDR Gold MiniShares Trust(1)	2,062,000	$ 74,623,779
Total Exchange-Traded Funds (identified cost $71,239,811)		$ 74,623,779

Short-Term Investments — 93.4%
Affiliated Fund — 7.2%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.11%(2)	127,956,732	$ 127,956,732
Total Affiliated Fund (identified cost $127,956,732)		$ 127,956,732

U.S. Treasury Obligations — 86.2%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bill:
0.00%, 1/26/23	$20,000	$ 19,950,480
0.00%, 2/16/23	215,000	213,932,136
0.00%, 2/23/23	25,000	24,849,723
0.00%, 3/9/23	225,520	223,794,231
0.00%, 3/16/23	66,520	65,969,015
0.00%, 3/23/23(3)	14,070	13,939,198
0.00%, 4/20/23(3)	9,070	8,951,883
0.00%, 5/18/23(3)	41,330	40,631,103
0.00%, 11/2/23(3)	50,000	48,104,567
U.S. Treasury Inflation-Protected Note:(4)
0.125%, 1/15/23	114,634	114,486,299
0.375%, 7/15/23	176,695	174,606,124
0.625%, 4/15/23	201,534	199,481,368
U.S. Treasury Note:
0.125%, 2/28/23(3)	32,000	31,786,781
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Note: (continued)
0.125%, 5/15/23(3)	$17,660	$ 17,369,197
0.125%, 5/31/23(3)	20,000	19,643,361
0.125%, 7/31/23	30,000	29,210,978
0.125%, 8/31/23	40,000	38,793,427
0.25%, 4/15/23(3)	15,590	15,408,736
1.25%, 7/31/23	40,000	39,213,603
1.375%, 8/31/23	30,000	29,329,701
1.50%, 2/28/23(3)	30,800	30,658,840
1.625%, 4/30/23	5,000	4,953,595
1.75%, 1/31/23	30,000	29,946,039
1.75%, 5/15/23(3)	50,460	49,932,644
2.50%, 3/31/23	40,000	39,812,882
Total U.S. Treasury Obligations (identified cost $1,534,767,682)		$1,524,755,911
Total Short-Term Investments (identified cost $1,662,724,414)		$1,652,712,643
Total Investments — 97.6% (identified cost $1,733,964,225)		$1,727,336,422
Other Assets, Less Liabilities — 2.4%		$ 41,818,715
Net Assets — 100.0%		$1,769,155,137
The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.
(1)	Non-income producing security.
(2)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of December 31, 2022.
(3)	Security (or a portion thereof) has been pledged as collateral for open futures contracts.
(4)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Commodity Futures
Brent Crude Oil	390	Long	2/28/23	$ 33,403,500	$ 1,793,106
Cocoa	1,232	Long	3/16/23	32,032,000	2,764,036
Coffee	997	Long	3/21/23	62,549,288	(11,743,581)
7
See Notes to Consolidated Financial Statements.

Parametric
Commodity Strategy Fund
December 31, 2022
Consolidated Portfolio of Investments — continued

Futures Contracts (continued)
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Commodity Futures (continued)
Copper	660	Long	3/29/23	$ 62,873,250	$ 5,828,716
Corn	1,870	Long	3/14/23	63,439,750	(504,210)
Cotton No. 2	769	Long	3/9/23	32,055,765	648,299
Feeder Cattle	169	Long	3/30/23	15,736,013	381,033
Gold	280	Long	4/26/23	51,581,600	1,270,083
Hard Red Winter Wheat	359	Long	3/14/23	15,939,600	(1,556,014)
Lean Hogs	824	Long	4/17/23	31,410,880	401,292
Live Cattle	978	Long	4/28/23	63,296,160	1,242,492
LME Copper	369	Long	1/16/23	77,241,018	6,810,749
LME Copper	369	Long	2/13/23	77,263,988	5,081,288
LME Copper	329	Long	3/13/23	68,888,488	(272,338)
LME Lead	714	Long	1/16/23	41,456,625	4,926,075
LME Lead	685	Long	2/13/23	39,618,687	5,441,061
LME Lead	616	Long	3/13/23	35,566,300	1,204,400
LME Nickel	529	Long	1/16/23	94,905,774	22,836,309
LME Nickel	484	Long	2/13/23	87,018,360	19,217,088
LME Nickel	400	Long	3/13/23	72,108,000	2,497,044
LME Primary Aluminum	2,408	Long	1/16/23	141,440,502	(314,886)
LME Primary Aluminum	2,414	Long	2/13/23	142,396,428	2,873,372
LME Primary Aluminum	2,185	Long	3/13/23	129,571,046	(7,929,935)
LME Tin	175	Long	1/16/23	21,690,594	4,017,329
LME Tin	191	Long	2/13/23	23,711,934	6,220,269
LME Tin	149	Long	3/13/23	18,497,791	145,261
LME Zinc	933	Long	1/16/23	69,747,582	(2,037,081)
LME Zinc	1,031	Long	2/13/23	76,893,269	4,787,963
LME Zinc	920	Long	3/13/23	68,459,500	(3,656,115)
Low Sulphur Gasoil	721	Long	3/10/23	63,628,250	3,274,826
Natural Gas	2,473	Long	12/27/23	126,444,490	(13,542,416)
NY Harbor ULSD	465	Long	2/28/23	62,089,776	6,183,678
Palladium	177	Long	3/29/23	31,824,600	(690,417)
Platinum	614	Long	4/26/23	33,245,030	2,434,895
RBOB Gasoline	1,304	Long	2/28/23	135,731,534	15,228,828
Robusta Coffee	871	Long	3/27/23	15,669,290	(577,578)
Silver	1,046	Long	3/29/23	125,729,200	16,528,824
Soybean Meal	697	Long	3/14/23	32,828,700	4,819,568
Soybean Oil	1,596	Long	3/14/23	61,353,432	(7,210,283)
Soybeans	838	Long	3/14/23	63,855,600	2,672,802
Sugar No. 11	1,398	Long	2/28/23	31,377,831	3,472,257
Wheat	818	Long	3/14/23	32,392,800	(4,130,336)
White Sugar	556	Long	2/13/23	15,412,320	1,240,588
WTI Crude Oil	394	Long	2/21/23	31,697,300	1,892,036
LME Copper	(369)	Short	1/16/23	(77,241,017)	(5,015,792)
LME Copper	(369)	Short	2/13/23	(77,263,987)	117,844
8
See Notes to Consolidated Financial Statements.

Parametric
Commodity Strategy Fund
December 31, 2022
Consolidated Portfolio of Investments — continued

Futures Contracts (continued)
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Commodity Futures (continued)
LME Copper	(29)	Short	3/13/23	$ (6,072,237)	$ (12,531)
LME Lead	(714)	Short	1/16/23	(41,456,625)	(5,783,295)
LME Lead	(685)	Short	2/13/23	(39,618,688)	(1,481,538)
LME Lead	(43)	Short	3/13/23	(2,482,713)	(95,944)
LME Nickel	(529)	Short	1/16/23	(94,905,774)	(21,086,778)
LME Nickel	(484)	Short	2/13/23	(87,018,360)	(3,145,464)
LME Nickel	(48)	Short	3/13/23	(8,652,960)	(85,248)
LME Primary Aluminum	(2,408)	Short	1/16/23	(141,440,502)	(2,551,821)
LME Primary Aluminum	(2,414)	Short	2/13/23	(142,396,429)	8,681,272
LME Primary Aluminum	(70)	Short	3/13/23	(4,151,018)	28,420
LME Tin	(175)	Short	1/16/23	(21,690,594)	(5,575,064)
LME Tin	(191)	Short	2/13/23	(23,711,934)	(807,844)
LME Tin	(18)	Short	3/13/23	(2,234,633)	(67,523)
LME Zinc	(933)	Short	1/16/23	(69,747,581)	(4,372,450)
LME Zinc	(1,031)	Short	2/13/23	(76,893,269)	3,866,286
LME Zinc	(70)	Short	3/13/23	(5,208,876)	319,013
					$ 66,901,920
Abbreviations:
LME	– London Metal Exchange
RBOB	– Reformulated Blendstock for Oxygenate Blending
ULSD	– Ultra-Low Sulfur Diesel
WTI	– West Texas Intermediate
9
See Notes to Consolidated Financial Statements.

Parametric
Commodity Strategy Fund
December 31, 2022
Consolidated Statement of Assets and Liabilities

December 31, 2022
Assets
Unaffiliated investments, at value (identified cost $1,606,007,493)	$ 1,599,379,690
Affiliated investment, at value (identified cost $127,956,732)	127,956,732
Interest receivable	1,812,029
Dividends receivable from affiliated investment	235,131
Receivable for Fund shares sold	9,459,692
Receivable for variation margin on open futures contracts	39,785,242
Total assets	$1,778,628,516
Liabilities
Payable for Fund shares redeemed	$ 7,810,685
Payable to affiliate:
Investment adviser and administration fee	823,719
Distribution and service fees	30,506
Trustees' fees	27,125
Accrued expenses	781,344
Total liabilities	$ 9,473,379
Net Assets	$1,769,155,137
Sources of Net Assets
Paid-in capital	$ 2,220,131,054
Accumulated loss	(450,975,917)
Net Assets	$1,769,155,137
Class A Shares
Net Assets	$ 143,687,035
Shares Outstanding	22,542,251
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 6.37
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$ 6.72
Class I Shares
Net Assets	$ 1,625,468,102
Shares Outstanding	252,473,499
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 6.44
On sales of $100,000 or more, the offering price of Class A shares is reduced.
10
See Notes to Consolidated Financial Statements.

Parametric
Commodity Strategy Fund
December 31, 2022
Consolidated Statement of Operations

Year Ended
December 31, 2022
Investment Income
Dividend income from affiliated investments (net of foreign taxes withheld of $240,004)	$ 1,204,972
Interest income	34,073,788
Total investment income	$ 35,278,760
Expenses
Investment adviser and administration fee	$ 11,254,553
Distribution and service fees:
Class A	390,995
Trustees’ fees and expenses	104,498
Custodian fee	511,707
Transfer and dividend disbursing agent fees	1,358,049
Legal and accounting services	144,551
Printing and postage	143,836
Registration fees	219,170
Miscellaneous	83,453
Total expenses	$ 14,210,812
Deduct:
Waiver and/or reimbursement of expenses by affiliate	$ 100,833
Total expense reductions	$ 100,833
Net expenses	$ 14,109,979
Net investment income	$ 21,168,781
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ (8,882,806)
Investment transactions - affiliated investments	(6,899)
Futures contracts	216,629,188
Net realized gain	$207,739,483
Change in unrealized appreciation (depreciation):
Investments	$ (6,514,725)
Futures contracts	(4,647,543)
Net change in unrealized appreciation (depreciation)	$ (11,162,268)
Net realized and unrealized gain	$196,577,215
Net increase in net assets from operations	$217,745,996
11
See Notes to Consolidated Financial Statements.

Parametric
Commodity Strategy Fund
December 31, 2022
Consolidated Statements of Changes in Net Assets

	Year Ended December 31,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income (loss)	$ 21,168,781	$ (5,094,269)
Net realized gain	207,739,483	200,585,729
Net change in unrealized appreciation (depreciation)	(11,162,268)	31,766,580
Net increase in net assets from operations	$ 217,745,996	$ 227,258,040
Distributions to shareholders:
Class A	$ (19,249,919)	$ (11,440,100)
Class I	(219,962,295)	(171,461,858)
Total distributions to shareholders	$ (239,212,214)	$ (182,901,958)
Transactions in shares of beneficial interest:
Class A	$ 57,346,413	$ 61,719,331
Class I	280,777,143	908,410,619
Net increase in net assets from Fund share transactions	$ 338,123,556	$ 970,129,950
Net increase in net assets	$ 316,657,338	$1,014,486,032
Net Assets
At beginning of year	$ 1,452,497,799	$ 438,011,767
At end of year	$1,769,155,137	$1,452,497,799
12
See Notes to Consolidated Financial Statements.

Parametric
Commodity Strategy Fund
December 31, 2022
Consolidated Financial Highlights

	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 6.260	$ 5.510	$ 5.270	$ 4.880	$ 5.420
Income (Loss) From Operations
Net investment income (loss)(1)	$ 0.059	$ (0.047)	$ (0.002)	$ 0.077	$ 0.043
Net realized and unrealized gain (loss)	0.994	1.657	0.408	0.372	(0.563)
Total income (loss) from operations	$ 1.053	$ 1.610	$ 0.406	$ 0.449	$ (0.520)
Less Distributions
From net investment income	$ (0.943)	$ (0.860)	$ (0.161)	$ (0.059)	$ (0.020)
From net realized gain	—	—	(0.005)	—	—
Total distributions	$ (0.943)	$ (0.860)	$ (0.166)	$(0.059)	$ (0.020)
Net asset value — End of year	$ 6.370	$ 6.260	$ 5.510	$ 5.270	$ 4.880
Total Return(2)(3)	17.05%	29.60%	7.73%	9.18%	(9.60)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$143,687	$92,413	$27,473	$ 9,700	$19,709
Ratios (as a percentage of average daily net assets):
Expenses (3)	0.90% (4)	0.91%	0.93%	0.90%	0.90%
Net investment income (loss)	0.81%	(0.71)%	(0.03)%	1.51%	0.81%
Portfolio Turnover	20%	0%	0%	0%	0%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	The investment adviser and administrator and sub-adviser reimbursed certain operating expenses (equal to 0.01%, 0.06% and 0.08% of average daily net assets for the years ended December 31, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes a reduction by the investment adviser of a portion of its adviser and administration fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended December 31, 2022).
13
See Notes to Consolidated Financial Statements.

Parametric
Commodity Strategy Fund
December 31, 2022
Consolidated Financial Highlights — continued

	Class I
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 6.310	$ 5.550	$ 5.310	$ 4.930	$ 5.480
Income (Loss) From Operations
Net investment income (loss)(1)	$ 0.075	$ (0.031)	$ 0.018	$ 0.088	$ 0.064
Net realized and unrealized gain (loss)	1.017	1.664	0.394	0.374	(0.571)
Total income (loss) from operations	$ 1.092	$ 1.633	$ 0.412	$ 0.462	$ (0.507)
Less Distributions
From net investment income	$ (0.962)	$ (0.873)	$ (0.167)	$ (0.082)	$ (0.043)
From net realized gain	—	—	(0.005)	—	—
Total distributions	$ (0.962)	$ (0.873)	$ (0.172)	$ (0.082)	$ (0.043)
Net asset value — End of year	$ 6.440	$ 6.310	$ 5.550	$ 5.310	$ 4.930
Total Return(2)(3)	17.56%	29.80%	7.79%	9.58%	(9.44)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,625,468	$1,360,085	$410,539	$332,240	$269,200
Ratios (as a percentage of average daily net assets):
Expenses (3)	0.65% (4)	0.66%	0.68%	0.65%	0.65%
Net investment income (loss)	1.02%	(0.46)%	0.37%	1.70%	1.20%
Portfolio Turnover	20%	0%	0%	0%	0%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	The investment adviser and administrator and sub-adviser reimbursed certain operating expenses (equal to 0.01%, 0.06% and 0.08% of average daily net assets for the years ended December 31, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes a reduction by the investment adviser of a portion of its adviser and administration fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended December 31, 2022).
14
See Notes to Consolidated Financial Statements.

Parametric
Commodity Strategy Fund
December 31, 2022
Notes to Consolidated Financial Statements

1  Significant Accounting Policies
Parametric Commodity Strategy Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers two classes of shares. Class A (renamed from Investor Class effective April 29, 2022) shares are generally sold subject to a sales charge imposed at time of purchase. Former Investor Class shareholders, who established their Fund accounts before April 29, 2022, did not pay a sales charge in connection with the redesignation or will not be subject to this sales charge on future purchases of Class A shares for such accounts. Class I (renamed from Institutional Class effective April 29, 2022) shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.
The Fund seeks to gain exposure to the commodity markets, in whole or in part, through investments in PSC Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at December 31, 2022 were $390,918,210 or 22.1% of the Fund’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.
Derivatives. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Trustees have designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable countries' tax rules and rates.
15

Parametric
Commodity Strategy Fund
December 31, 2022
Notes to Consolidated Financial Statements — continued

D  Federal Taxes—The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Fund is treated as a U.S. shareholder of the Subsidiary. As a result, the Fund is required to include in gross income for U.S. federal tax purposes all of the Subsidiary's income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund.
As of December 31, 2022, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
F  Use of Estimates—The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
H  Financial and Commodities Futures Contracts—Upon entering into a financial or commodities futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day (except for futures contracts traded on the London Metal Exchange, which make payments at contract expiration), depending on the daily fluctuations in the value of the underlying security, commodity or currency, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.
2  Distributions to Shareholders and Income Tax Information
It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended December 31, 2022 and December 31, 2021 was as follows:
	Year Ended December 31,
	2022	2021
Ordinary income	$239,212,214	$182,901,958
16

Parametric
Commodity Strategy Fund
December 31, 2022
Notes to Consolidated Financial Statements — continued

During the year ended December 31, 2022, accumulated loss was increased by $264,604,276 and paid-in capital was increased by $264,604,276 due to the Fund’s use of equalization accounting and differences between book and tax accounting for the Fund’s investment in the Subsidiary. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of December 31, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Deferred capital losses	$ (23,003,406)
Net unrealized depreciation	(427,972,511)
Accumulated loss	$(450,975,917)
At December 31, 2022, the Fund, for federal income tax purposes, had deferred capital losses of $23,003,406 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund's next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at December 31, 2022, $23,003,406 are short-term.
The cost and unrealized appreciation (depreciation) of investments of the Fund, including open derivative contracts and the Fund's investment in the Subsidiary, at December 31, 2022, as determined on a federal income tax basis, were as follows:
Aggregate cost	$1,814,672,864
Gross unrealized appreciation	$ 66,739
Gross unrealized depreciation	(47,662,091)
Net unrealized depreciation	$ (47,595,352)
3  Investment Adviser and Administration Fee and Other Transactions with Affiliates
The investment adviser and administration fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory and administrative services rendered to the Fund and the Subsidiary. The investment adviser and adminstration fee is computed at an annual rate as a percentage of the Fund’s consolidated average daily net assets as follows and is payable monthly:
Consolidated Average Daily Net Assets	Annual Fee Rate
Up to $1 billion	0.550%
$1 billion but less than $2.5 billion	0.525%
$2.5 billion but less than $5 billion	0.505%
$5 billion and over	0.490%
For the year ended December 31, 2022, the investment adviser and administration fee amounted to $11,254,553 or 0.54% of the Fund’s consolidated average daily net assets. Pursuant to an investment sub-advisory agreement, EVM has delegated the investment management of the Fund to Parametric Portfolio Associates LLC (Parametric), an affiliate of EVM and an indirect, wholly-owned subsidiary of Morgan Stanley. EVM pays Parametric a portion of its investment adviser and administration fee for sub-advisory services provided to the Fund.
Effective April 26, 2022, the Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2022, the investment adviser and administration fee paid was reduced by $100,833 relating to the Fund’s investment in the Liquidity Fund. Prior to April 26, 2022, the Fund may have invested its cash in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by EVM. EVM did not receive a fee for advisory services provided to Cash Reserves Fund.
17

Parametric
Commodity Strategy Fund
December 31, 2022
Notes to Consolidated Financial Statements — continued

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2022, EVM earned $18,335 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Consolidated Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund's principal underwriter, received $5,039 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2022. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of EVM, BMR and EVD, also received a portion of the sales charge on sales of Class A shares for the year ended December 31, 2022 in the amount of $19. EVD also received distribution and service fees from Class A shares (see Note 4).
Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2022, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.
4  Distribution Plan
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2022 amounted to $390,995 for Class A shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
Class A shares may be subject to a 0.75% contingent deferred sales charge (CDSC) if redeemed within 12 months of purchase (depending on the circumstances of purchase). Redemptions of Class A shares by former Investor Class shareholders are not subject to a CDSC. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended December 31, 2022, the Fund was informed that EVD received less than $100 of CDSCs paid by Class A shareholders.
6  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations, aggregated $78,311,072 and $6,905,246, respectively, for the year ended December 31, 2022.
7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:
	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Class A
Sales	25,028,622	$ 184,940,440	14,672,374	$ 95,370,603
Issued to shareholders electing to receive payments of distributions in Fund shares	3,006,513	18,850,834	1,870,035	11,425,911
Redemptions	(20,262,433)	(146,444,861)	(6,757,341)	(45,077,183)
Net increase	7,772,702	$ 57,346,413	9,785,068	$ 61,719,331
18

Parametric
Commodity Strategy Fund
December 31, 2022
Notes to Consolidated Financial Statements — continued

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Class I
Sales	201,140,323	$ 1,493,955,145	167,248,330	$ 1,089,161,910
Issued to shareholders electing to receive payments of distributions in Fund shares	33,183,117	210,049,130	25,719,354	158,431,221
Redemptions	(197,297,429)	(1,423,227,132)	(51,477,726)	(339,182,512)
Net increase	37,026,011	$ 280,777,143	141,489,958	$ 908,410,619
8  Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 2022 is included in the Consolidated Portfolio of Investments. At December 31, 2022, the Fund had sufficient cash and/or securities to cover commitments under these contracts.
The Fund is subject to commodity risk in the normal course of pursuing its investment objective. Commodity risk is the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity. The Fund invests primarily in commodities-linked derivative investments, including commodity futures contracts and commodity exchange-traded funds that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is commodity risk at December 31, 2022 was as follows:
Fair Value
Derivative	Asset Derivative	Liability Derivative
Futures contracts	$171,148,402 (1)	$(104,246,482) (1)
(1)	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts. Only the variation margin on open futures contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations and whose primary underlying risk exposure is commodity risk for the year ended December 31, 2022 was as follows:
Derivative	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts	$216,629,188 (1)	$(4,647,543) (2)
(1)	Consolidated Statement of Operations location: Net realized gain (loss) - Futures contracts.
(2)	Consolidated Statement of Operations location: Change in unrealized appreciation (depreciation) - Futures contracts.
19

Parametric
Commodity Strategy Fund
December 31, 2022
Notes to Consolidated Financial Statements — continued

The average notional cost of futures contracts outstanding during the year ended December 31, 2022, which are indicative of the volume of these derivative types, were approximately as follows:
Futures Contracts — Long	Futures Contracts — Short
$2,840,687,000	$847,909,000
9  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $725 million unsecured line of credit agreement with a group of banks, which is in effect through October 24, 2023. In connection with the renewal of the agreement on October 25, 2022, the borrowing limit was decreased from $800 million. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Also in connection with the renewal of the agreement, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2022.
10  Investments in Affiliated Funds
At December 31, 2022, the value of the Fund's investment in affiliated funds, including funds that may be deemed to be affiliated, was $127,956,732, which represents 7.2% of the Fund's net assets. Transactions in such investments by the Fund for the year ended December 31, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units/Shares, end of period
Short-Term Investments
Cash Reserves Fund	$163,577,173	$1,911,882,613	$(2,075,452,887)	$ (6,899)	$ —	$ —	$ 40,553	—
Liquidity Fund	—	2,929,625,208	(2,801,668,476)	—	—	127,956,732	1,164,419	127,956,732
Total				$(6,899)	$ —	$127,956,732	$1,204,972
11  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
20

Parametric
Commodity Strategy Fund
December 31, 2022
Notes to Consolidated Financial Statements — continued

At December 31, 2022, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$ 74,623,779	$ —	$ —	$ 74,623,779
Short-Term Investments:
Affiliated Fund	127,956,732	—	—	127,956,732
U.S. Treasury Obligations	—	1,524,755,911	—	1,524,755,911
Total Investments	$ 202,580,511	$1,524,755,911	$ —	$ 1,727,336,422
Futures Contracts	$ 171,148,402	$ —	$ —	$ 171,148,402
Total	$ 373,728,913	$1,524,755,911	$ —	$ 1,898,484,824
Liability Description
Futures Contracts	$ (104,246,482)	$ —	$ —	$ (104,246,482)
Total	$ (104,246,482)	$ —	$ —	$ (104,246,482)
12  Risks and Uncertainties
Risks Associated with Commodities
The commodities which underlie commodity-linked derivatives in which the Fund invests may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
21

Parametric
Commodity Strategy Fund
December 31, 2022
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Parametric Commodity Strategy Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying consolidated statement of assets and liabilities of Parametric Commodity Strategy Fund and subsidiary (the "Fund") (one of the funds constituting Eaton Vance Mutual Funds Trust), including the consolidated portfolio of investments, as of December 31, 2022, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 24, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
22

Parametric
Commodity Strategy Fund
December 31, 2022
Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2023 showed the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.
23

Parametric
Commodity Strategy Fund
December 31, 2022
Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 130 funds in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV (since 2021), Chief Executive Officer of EVM and BMR. Formerly, Chairman, Chief Executive Officer (2007-2021) and President (2006-2021) of EVC and Director of EVD (2007-2022). Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM and EV, which are affiliates of the Trust.
Other Directorships. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).
Noninterested Trustees
Alan C. Bowser(1) 1962	Trustee	Since 2022	Formerly, Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- 2023).
Other Directorships. None.
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
24

Parametric
Commodity Strategy Fund
December 31, 2022
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Formerly, Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (2021-2023).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser(1) 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Eric A. Stein 1980	President	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
25

Parametric
Commodity Strategy Fund
December 31, 2022
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Nicholas Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1) Mr. Bowser and Ms. Wiser began serving as Trustees effective April 4, 2022.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.
26

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
27

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
28

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-260-0761, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-260-0761 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-260-0761 and by accessing the SEC’s website at www.sec.gov.
29

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Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110
Investment Sub-Adviser
Parametric Portfolio Associates LLC
800 Fifth Avenue, Suite 2800
Seattle, WA 98104
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 534439
Pittsburgh, PA 15253-4439
(800) 262-1122
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

5255    12.31.22

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and Scott E. Wennerholm, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Wennerholm is a private investor. Previously, Mr. Wennerholm served as a Trustee at Wheelock College (postsecondary institution), as a Consultant at GF Parish Group (executive recruiting firm), Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm), Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm), and Vice President at Fidelity Investments Institutional Services (investment management firm).

Item 4. Principal Accountant Fees and Services

Parametric Commodity Strategy Fund, Eaton Vance Stock Fund, Eaton Vance Tax-Managed Growth Fund 1.1 and Eaton Vance Tax-Managed Growth Fund 1.2 (the “Fund(s)”) are series of Eaton Vance Mutual Funds Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 34 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

(a)-(d)

The following tables present the aggregate fees billed to each Fund for the Fund’s fiscal years ended December 31, 2021 and December 31, 2022 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Parametric Commodity Strategy Fund

Fiscal Years Ended	12/31/21	12/31/22
Audit Fees	$57,950	$68,650
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$37,479	$9,625
All Other Fees(3)	$0	$0

Total	$95,429	$78,275

Eaton Vance Stock Fund

Fiscal Years Ended	12/31/21	12/31/22
Audit Fees	$16,050	$18,650
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,705	$2,175
All Other Fees(3)	$0	$0

Total	$24,755	$20,825

Eaton Vance Tax-Managed Growth Fund 1.1

Fiscal Years Ended	12/31/21	12/31/22
Audit Fees	$18,850	$21,650
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$7,777	$2,175
All Other Fees(3)	$0	$0

Total	$26,627	$23,825

Eaton Vance Tax-Managed Growth Fund 1.2

Fiscal Years Ended	12/31/21	12/31/22
Audit Fees	$18,850	$21,650
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$7,777	$2,175
All Other Fees(3)	$0	$0

Total	$26,627	$23,825

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (January 31, February 28, September 30, October 31, November 30 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	1/31/21	2/28/21	9/30/21	10/31/21	11/30/21	12/31/21	1/31/22	2/28/22	9/30/22	10/31/22	11/30/22	12/31/22
Audit Fees	$201,300	$26,250	$91,600	$729,872	$37,050	$111,700	$198,900	$24,050	$104,200	$816,633	$41,150	$130,600
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$73,973	$10,103	$23,248	$271,569	$13,000	$61,738	$78,353	$8,478	$5,000	$44,100	$0	$16,150
All Other Fees(3)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Total	$275,273	$36,353	$114,848	$1,001,441	$50,050	$173,438	$277,253	$32,528	$109,200	$860,733	$41,150	$146,750

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	1/31/21	2/28/21	9/30/21	10/31/21	11/30/21	12/31/21	1/31/22	2/28/22	9/30/22	10/31/22	11/30/22	12/31/22
Registrant(1)	$73,973	$10,103	$23,248	$271,569	$13,000	$61,738	$78,353	$8,478	$5,000	$44,100	$0	$16,150
Eaton Vance(2)	$150,300	$150,300	$51,800	$51,800	$51,800	$51,800	$51,800	$51,800	$52,836	$52,836	$52,836	$52,836

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Morgan Stanley act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Mutual Funds Trust

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date: February 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: February 27, 2023

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date: February 27, 2023